UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

(Amendment No.   )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

EAST WEST BANCORP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act rules 14a6(i)(1) and 0-11

2023 PROXY STATEMENT

Notice of Annual Meeting of Stockholders

DATE AND TIME Tuesday, May 23, 2023, at 2:00 p.m., Pacific Time	RECORD DATE March 31, 2023	PLACE Virtual Annual Meeting Link: www.meetnow.global/MKAYVNG

We are holding the 2023 Annual Meeting of Stockholders of East West Bancorp, Inc. (the “Annual Meeting”) in a virtual-only meeting format. To participate in the Annual Meeting, please review the information included on your Notice of Internet Availability of Proxy Materials, on your proxy card or the instructions that accompanied your proxy materials.

ITEMS OF BUSINESS

1.	Elect ten directors to serve until the next annual meeting of stockholders and to serve until their successors are elected and qualified.

2.	Approve, on an advisory basis, our executive compensation for 2022.

3.	Approve, on an advisory basis, the frequency of future advisory votes on executive compensation.

4.	Ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023.

5.	Transact such other business as may properly come before the Annual Meeting or any postponement or adjournment of the Annual Meeting.

RECORD DATE

Stockholders of record of East West Bancorp, Inc. common shares at the close of business on March 31, 2023 are entitled to receive notice of and to vote at the Annual Meeting and any postponement or adjournment thereof.

DELIVERY OF PROXY MATERIALS

On or about April 10, 2023, we began mailing to our stockholders of record a Notice of Internet Availability of Proxy Materials containing instructions on how to access and review this Proxy Statement, our Annual Report on Form 10-K for the year ended December 31, 2022 (“Annual Report on Form 10-K”), how to vote, participate in the Annual Meeting, and request a printed copy of our proxy materials. Our Proxy Statement and Annual Report on Form 10-K are also available at: www.envisionreports.com/EWBC.

VOTING

We urge you to submit your proxy promptly whether or not you plan to attend the Annual Meeting. You may vote by telephone, online, or by mailing your signed proxy card in the enclosed return envelope if the Proxy Statement was mailed to you. Voting early will not prevent you from virtually attending and voting your shares at the meeting, but it will help ensure the presence of a quorum. For more information on the virtual Annual Meeting, please refer to the “Questions and Answers About the Annual Meeting and Voting” section of the Proxy Statement beginning on page 68.

By order of the Board of Directors,

Lisa L. Kim

Corporate Secretary

Pasadena, California | April 10, 2023

2	EAST WEST BANCORP 2023 PROXY STATEMENT

Table of Contents

PROXY STATEMENT	5
Annual Meeting of Stockholders	5
Summary of Proposals for 2023	5
Voting your Shares	6
COMPANY HIGHLIGHTS	7
Our Company at a Glance	7
2022 Financial Performance	8
Environmental, Social and Governance (“ESG”) Highlights	9
Community Highlights	10
Diversity and Inclusion	11
Board Diversity Matrix	12
Summary Information about Director Nominees	13
Corporate Governance Highlights	14
Executive Compensation Highlights	14
BOARD OF DIRECTORS AND CORPORATE GOVERNANCE	15
Proposal 1: Election of Directors	15
Board of Directors and Nominees	15
Director Nominee Qualifications and Experience	17
Governance Documents	23
Director Independence, Financial Experts and Risk Management Experience	23
Board Leadership Structure	25
Director Education and Self-Assessment	25
Board Meetings	26
Board Committees	26
Audit Committee	27
Compensation and Management Development Committee (“Compensation Committee”)	28
Nominating/Corporate Governance Committee	29
Risk Oversight Committee	29
Executive Committee	30
Stockholder Nominees	30
Identifying and Evaluating Nominees for Directors	31
Communications with the Board	32
Stock Ownership Guidelines	32
No Pledging/Hedging of Company Securities	33
Certain Relationships and Related Transactions	33
Director Compensation	34
2022 Non-Employee Director Compensation Table	35

3	EAST WEST BANCORP 2023 PROXY STATEMENT

Table of Contents

Proposal 2: Advisory Vote to Approve Executive Compensation	35
COMPENSATION DISCUSSION AND ANALYSIS	37
2022 Business and Financial Performance Highlights	37
Our Compensation Philosophy	39
Overview of Our Executive Compensation Program	40
2022 Pay Mix for NEOs	40
Compensation-Setting Process and Roles	41
Role of the Compensation Committee	41
Role of the Compensation Consultant	41
Role of Management	41
2022 Stockholder Advisory vote on Executive Compensation	42
Use of Peer Group	42
Compensation-Setting Process	43
Elements of Our Executive Compensation Program	44
Other Compensation Policies and Information	51
Compensation Committee Report	52
Summary Compensation Table	53
Grants of Plan-Based Awards	54
Outstanding Equity Awards at Year-End	55
Option Exercises and Stock Vested	56
Nonqualified Deferred Compensation Table	56
Retirement Plans	57
Employment Agreements and Potential Payments upon Termination or Change in Control	57
CEO to Median Employee Pay Ratio	60
Proposal 3: Advisory Vote on Frequency of Stockholder Say-on-Pay	63
RATIFICATION OF AUDITORS	63
Proposal 4: Ratification of Auditors	63
Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees	64
Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent
Registered Public Accounting Firm	64
Audit Committee Report	65
STOCK OWNERSHIP OF PRINCIPAL STOCKHOLDERS, DIRECTORS AND MANAGEMENT	67
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING	68
OTHER INFORMATION	73
Proposals of Stockholders	73
Annual Report on Form 10-K	73

4	EAST WEST BANCORP 2023 PROXY STATEMENT

2023 PROXY STATEMENT

This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement before voting. For more complete information regarding our 2022 financial performance, please review our Annual Report on Form 10-K for the year ended December 31, 2022 (“Annual Report on Form 10-K”).

Annual Meeting of Stockholders

DATE AND TIME Tuesday, May 23, 2023, at 2:00 p.m., Pacific Time	RECORD DATE March 31, 2023	PLACE Virtual Annual Meeting Link: www.meetnow.global/MKAYVNG

This Proxy Statement and the accompanying proxy card are furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of East West Bancorp, Inc., a Delaware corporation (the “Company,” “we,” “us,” or “our”) for use at the 2023 annual meeting of stockholders to be held on May 23, 2023, and any postponements, adjournments, or continuations thereof (the “Annual Meeting”). The mailing address of our principal executive office is 135 N. Los Robles Avenue, 7th Floor, Pasadena, California 91101.

On or around April 10, 2023, we began sending to our common stockholders of record as of March 31, 2023 (the “Record Date”) a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”). The Notice of Internet Availability includes instructions on how to access this Proxy Statement and Annual Report on Form 10-K and how to vote.

Summary of Proposals for 2023

Proposals for Stockholder Consideration	Board Recommendation
PROPOSAL 1: ELECTION OF DIRECTORS (PAGE 15) — To elect ten directors to serve until the next annual meeting of stockholders and to serve until their successors are elected and qualified.	FOR EACH DIRECTOR NOMINEE — The Board believes that the ten director nominees possess the necessary qualifications to provide effective oversight of our business and quality advice and counsel to our management.

PROPOSAL 2: ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION (PAGE 35) — We seek a non-binding advisory vote from stockholders to approve the compensation paid to our Named Executive Officers in 2022, as described in the “Compensation Discussion and Analysis” section and the tables that follow, beginning on page 37 of this Proxy Statement.

FOR — The Board values stockholders’ opinions and the Compensation Committee will consider the outcome of the advisory vote when evaluating future executive compensation decisions.

PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF STOCKHOLDER “SAY-ON-PAY” (PAGE 63) — We are required no less frequently than every six years to submit for stockholder determination whether advisory votes on executive compensation should be held every one, two or three years.

FOR “ONE” YEAR — The Board recommends that stockholders approve holding the advisory vote on executive compensation every year. An annual advisory vote will enable stockholders to provide timely, direct input on our executive compensation program.

PROPOSAL 4: RATIFICATION OF AUDITORS (PAGE 63) — As a matter of good corporate governance, stockholders are being asked to ratify the Audit Committee’s selection of KPMG LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2023.

FOR — The Audit Committee and the Board believe that the continued retention of KPMG LLP to serve as the independent registered public accounting firm of the Company for the year ending December 31, 2023 is in the best interests of the Company and its stockholders.

5	EAST WEST BANCORP 2023 PROXY STATEMENT

2023 PROXY STATEMENT

Voting your Shares

WHO MAY VOTE
Common stockholders of record as of the close of business on March 31, 2023.

VOTING BY TELEPHONE
Follow the instructions on the Notice of Internet Availability or on your proxy card.

VOTING ONLINE PRIOR TO MEETING
Registered holders can go to www.envisionreports.com/ewbc and follow the instructions. If you hold your shares in street name, please follow the instructions found on your voting instruction form.

VOTING BY MAIL
Complete, sign, and date the proxy card and return it in the envelope that was provided in the proxy statement mailing package.

VOTING DURING THE MEETING
If you choose to vote during the virtual Annual Meeting, you will need the 15-digit control number appearing on the Notice of Internet Availability or proxy card distributed to you.
If you want to vote shares that you hold in street name during the virtual Annual Meeting, a control number must be obtained in advance to vote during the meeting or to submit questions during the meeting. To obtain a control number, beneficial stockholders must submit proof of their legal proxy issued by their broker, bank, or other nominee that holds their shares by sending a copy of the legal proxy, along with their name and email address, to Computershare via email at legalproxy@computershare.com. Requests for a control number must be labeled as “Legal Proxy” and be received by Computershare no later than 5:00 p.m., ET, on Thursday, May 18, 2023.

6	EAST WEST BANCORP 2023 PROXY STATEMENT

COMPANY HIGHLIGHTS

Our Company at a Glance

East West Bancorp, Inc., with total assets of $64.1 billion as of December 31, 2022, is the publicly-listed parent company of East West Bank (the “Bank”). The Bank, celebrating its 50th anniversary, opened its doors in 1973 in Los Angeles’ Chinatown, as the first federally chartered savings institution focused primarily on serving the financial needs of Asian Americans. Today, the Company is the largest publicly-traded, independent bank (based on total assets) headquartered in Southern California. Through its network of over 120 banking locations in the U.S. and Asia, the Bank provides a wide range of personal and commercial banking services to businesses and individuals. In addition to offering traditional deposit products that include personal and business checking and savings accounts, money market, and time deposits, the Bank also offers foreign exchange, treasury management, and wealth management services. The Bank’s lending activities include commercial and residential real estate lending, construction finance, commercial business lending, working capital lines of credit, trade finance, letters of credit, affordable housing lending, asset-based lending, asset-backed finance, project finance, equipment financing and loan syndication. Additionally, the Bank offers hedging advisory and various derivative contracts such as interest rate, energy commodity and foreign exchange contracts. East West Bank was recognized with the “Best Board of Directors” distinction in Bank Director’s 2022 RankingBanking study, named the best performing U.S. public bank with more than $10 billion in assets in 2022 by S&P Global Market Intelligence, and received the 2022 Lender of the Year award from Export-Import Bank of the United States (EXIM).

Unique among U.S.-based regional banks, East West Bank, through its subsidiary, East West Bank (China) Limited, has a commercial business operating license in China, allowing the Bank to open branches, make loans and collect deposits in the country, facilitating our customers’ business transactions between the U.S. and Asia. The Bank continues to develop its international banking presence with its network of overseas branches and representative offices, most recently opening a Singapore representative office in January 2023. Through its branches and offices, the Bank focuses on growing its cross-border client base between the U.S. and Asia, helping U.S.-based businesses expand in Asia, and helping companies based in Asia pursue business opportunities in the U.S.

7	EAST WEST BANCORP 2023 PROXY STATEMENT

COMPANY HIGHLIGHTS

2022 Financial Performance

For the full year 2022, the Company achieved record earnings and record revenue. Both total revenue and net income grew by 29% year-over-year, and our profitability expanded to a return on assets of 1.80% and return on equity of 19.5% in 2022. Our strong financial performance reflected strong net interest income growth, driven by loan growth and net interest margin expansion, improved efficiency, and low credit costs. For more complete information regarding our 2022 financial performance, please review our Annual Report on Form 10-K. Highlights of the Company’s strong 2022 financial performance are provided below.

8	EAST WEST BANCORP 2023 PROXY STATEMENT

COMPANY HIGHLIGHTS

Environmental, Social and Governance (“ESG”) Highlights

Highlights of our ESG strategic initiatives and commitments:

LARGEST MINORITY-OPERATED DEPOSITORY INSTITUTION. We are the largest FDIC- insured, minority-operated depository institution headquartered in the U.S., serving communities with diverse ethnicities and socio-economic backgrounds in eight states across the nation.

SUPPORTING UNDERSERVED COMMUNITIES. We offer home loans and other products and services that support low-to-moderate income, minority and immigrant communities. We provide community development loans to non-profit and community-based organizations. We are focused on basic, fair-priced products and alternative credit criteria to support the underbanked, which is part of our founding mission. The Bank has an overall Community Reinvestment Act rating of “Outstanding.”

DIVERSITY AND INCLUSION. Diversity of our workforce and leadership are exemplary.

ENVIRONMENTAL CONSERVATION. We practice resource conservation through energy efficiency initiatives. We are committed to global energy and greenhouse gas reductions by promoting employee ridesharing, encouraging the use of public transportation, providing charging stations for electric vehicles, and investing in videoconferencing capabilities.

SASB-COMPLIANT POLICIES. Our lending and investment policies comply with today’s Environmental, Social and Governance and Sustainability Accounting Standards Board (SASB) criteria.

SUPPORTING THE ARTS. The arts play a vital role in building bridges between cultures and enhancing the well-being of our communities, bringing us joy, expressing our voices and building mutual understanding. The Bank fosters the arts in our communities by providing support to artists, museums, exhibits, art education programs, cultural celebrations and other artistic experiences.

FINANCIAL LITERACY. The Bank supports financial literacy initiatives that help customers and community members learn more about managing their money. These programs provide access to financial education in English, Chinese and Spanish.

SUPPORT FOR SMALL BUSINESS. We offer products and services tailored to support small business owners, including business checking, small business loans, and merchant services.

9	EAST WEST BANCORP 2023 PROXY STATEMENT

COMPANY HIGHLIGHTS

Community Highlights

We maintain a culture of giving back to the communities in which we operate. As active volunteers, our associates work alongside numerous local organizations to promote a variety of causes including financial literacy, small business development and first-time home ownership in low-to-moderate income areas. The Bank, through its sponsorship and giving, also actively fosters and supports the arts as a bridge to promote diversity and multi- cultural understanding. The following are some examples of the Company’s 2022 community investments and social programs:

10	EAST WEST BANCORP 2023 PROXY STATEMENT

COMPANY HIGHLIGHTS

Diversity and Inclusion

Promoting diversity and inclusion in our workforce and executive leadership is critical to our continued growth and success. Our commitment to diversity is reflected in the composition of our employees.

As of December 31, 2022:

Workforce

Management

11	EAST WEST BANCORP 2023 PROXY STATEMENT

COMPANY HIGHLIGHTS

Board Diversity Matrix (as of March 31, 2023)

Board Size	2021		2022
Total Number of Directors	8		10
Gender	Male	Female	Male	Female
Number of directors based on gender identity	5	3	7	3
Demographic Background
African American or Black	0	1	0	1
Asian	2	2	2	2
Hispanic or Latinx	1	0	2	0
White	2	0	3	0

LGBTQ+	0	0	1	0

12	EAST WEST BANCORP 2023 PROXY STATEMENT

COMPANY HIGHLIGHTS

Summary Information about Director Nominees

The following table provides summary information about each director nominee and continuing director.

Name	Age	Director Since	Independent	Committee Memberships	Primary Occupation
Manuel P. Alvarez	42	2022	X	R (RE)	Founding Principal, BridgeCounsel Strategies LLC
Molly Campbell	62	2014	X	A (FE), C, N	Infrastructure Advisor, Department of the Treasury, Office of Technical Assistance
Archana Deskus	57	2019	X	C, R	Executive Vice President and CIO, PayPal Holdings, Inc.
Serge Dumont	63	2022	X	N	Vice Chairman, ImpactWayv, Inc.
Rudolph I. Estrada	75	2005	Lead Independent Director	A, E, N, R (RE and Chair)	CEO, Estradagy Business Advisors
Paul H. Irving	70	2010	X	A, N (Chair), R	Senior Advisor, Milken Institute
Sabrina Kay	60	2022	X	C	CEO, Fremont Private Investments
Jack C. Liu	64	1998	X	C (Chair), N, R	Senior Attorney, Alliance International Law Offices
Dominic Ng	64	1991	CEO	E (Chair)	Chairman of the Board and CEO of East West Bancorp, Inc. and East West Bank
Lester M. Sussman	68	2015	X	A (FE and Chair), C, R (RE)	Retired Partner, Deloitte & Touche

A = Audit Committee; C = Compensation Committee; E = Executive Committee; N = Nominating/Corporate Governance Committee; R = Risk Oversight Committee; FE = Audit Committee Financial Expert; RE = Risk Oversight Committee Risk Expert

13	EAST WEST BANCORP 2023 PROXY STATEMENT

COMPANY HIGHLIGHTS

Corporate Governance Highlights

Highlights of our corporate governance practices include:

DIRECTOR ELECTION

› Annual Director Elections	› Majority Voting

BOARD COMPOSITION

› Independent Board	› Key Board Committees are Independent
› Strong Lead Independent Director Position	› Board Diversity

STOCKHOLDER ENGAGEMENT

› Annual Say-on-Pay	› No Poison Pill
› Right to Call Special Meetings	› Stockholder Proxy Access

DIRECTOR/STOCKHOLDER ALIGNMENT

› Stock Ownership Guidelines	› No Hedging or Pledging

PRACTICES AND POLICIES

› 100% Board Attendance	›	Continuing Education for Board Directors
› Corporate Governance Guidelines	›	Regular Board Self-Assessment and Management Evaluation
› Code of Conduct
› Environmental and Social Policy Framework

Executive Compensation Highlights

We measure executive officer performance by evaluating both the achievement of specific financial goals and the long-term performance of the Company. We align the pay and performance of our executive officers to the success of our business and the interests of our stockholders. Our executive compensation practices include:

INDEPENDENT REVIEW

› Independent Compensation Consultants	› Compensation Strategy and Plan

PRACTICES AND POLICIES

› At-Risk Compensation	› Long-Term Incentive Compensation
› Stockholder Alignment and Engagement	› No “Single Trigger” Change of Control Payments
› Stock Ownership Contains Holding Period	› “Claw Back” Right

14	EAST WEST BANCORP 2023 PROXY STATEMENT

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Proposal 1: Election of Directors

PROPOSAL SNAPSHOT

What am I voting on?

Stockholders are being asked to elect ten director nominees for a one-year term. This section includes information about the Board and each director nominee.

Voting recommendation:

FOR the election of each director nominee. We believe the combination of the various qualifications, skills and experiences of the director nominees will contribute to an effective and well-functioning Board. The director nominees possess the necessary qualifications to provide effective oversight of the business and quality advice and counsel to the Company’s management.

Board of Directors and Nominees

Our business is managed under the direction of our ten-member Board. The Board is nominating the ten director nominees to serve a one-year term, each of whom is recommended for election by the Nominating/Corporate Governance Committee.

We seek directors with strong reputation and experience in areas relevant to the strategy and operations of our businesses, particularly industries and growth segments that we serve, as well as key geographic markets where we operate. Each of the nominees for director holds or has held senior leadership and/or executive positions in financial services and/or large, complex organizations, and has operating experience that meets this objective. In these positions, they have also gained experience in core management skills, such as strategic and financial planning, corporate governance, risk management, regulatory oversight, and leadership development.

We also believe that each of the nominees has other key attributes that are important to an effective Board, including:
›	integrity and high ethical standards;
›	sound judgment and analytical skills;
›	the ability to engage management and each other in a constructive and collaborative fashion;
›	diversity of origin, background, experience, and thought; and
›	the commitment to devote significant time and energy to serve on the Board and its committees.

In 2022, all directors attended 100% of meetings of the Board.

The nominees collectively bring a wide range of experience to the Board with a focus on our core business of being a financial bridge between the U.S. and Asia. The nominees reflect our heritage as one of the most diverse financial institutions in the country and our leading role as the largest FDIC-insured minority depository institution headquartered in the U.S. Of the ten persons nominated as directors, seven are members of minority groups, including four Asian Americans, one African American, and two Hispanic Americans. We are committed to gender diversity on the Board, and three of our ten director nominees are women. One of our director nominees identifies as LGBTQ+. We believe the director nominees represent one of the most diverse boards among publicly-traded financial institutions in the U.S.

15	EAST WEST BANCORP 2023 PROXY STATEMENT

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

The following table presents certain information with respect to the Board’s nominees for director. All director nominees of the Company are also directors of the Bank. All of the nominees have indicated their willingness to serve.

Director Nominees		Age	Year First Appointed	Committee Memberships
	**Manuel P. Alvarez***	42	2022	R (RE)
	**Molly Campbell***	62	2014	A (FE), C, N
	**Archana Deskus***	57	2019	C, R
	**Serge Dumont***	63	2022	N
	**Rudolph I. Estrada (LD)***	75	2005	A, E, N, R (RE and Chair)
	**Paul H. Irving***	70	2010	A, N (Chair), R
	**Sabrina Kay***	60	2022	C
	**Jack C. Liu***	64	1998	C (Chair), N, R
	**Dominic Ng**	64	1991	E (Chair)
	**Lester M. Sussman***	68	2015	A (FE and Chair), C, R (RE)

A = Audit Committee; C = Compensation Committee; E = Executive Committee; N = Nominating/Corporate Governance Committee; R = Risk Oversight Committee

* = Independent Director; LD = Lead Independent Director; FE = Audit Committee Financial Expert; RE = Risk Oversight Committee Risk Expert

None of the director nominees were selected pursuant to any arrangement or understanding, other than with the directors and executive officers of the Company acting within their capacity as such. There are no family relationships among directors or executive officers of the Company. As of the date of this Proxy Statement, there were no directorships held by any director with a company that has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (“Exchange Act”) or subject to the requirements of Section 15(d) of the Exchange Act, or any company registered as an investment company under the Investment Company Act of 1940, as amended, other than Mr. Ng, who is a director of Mattel, Inc. (Nasdaq: MAT); Ms. Campbell, who is a director of Granite Construction Inc. (NYSE: GVA); Ms. Deskus, who is a director of Cognizant Technology Solutions Corporation (Nasdaq: CTSH); and Dr. Kay, who is a director of MannKind Corporation (Nasdaq: MNKD) and Hagerty Inc. (NYSE: HGTY).

We have no reason to believe that any of the director nominees will be unable or unwilling to serve if elected. However, if any nominee should become unable for any reason, or unwilling for good cause to serve, proxies may be voted for another person nominated as a substitute by the Board, or the Board may reduce the number of directors.

16	EAST WEST BANCORP 2023 PROXY STATEMENT

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Director Nominee Qualifications and Experience

Our director nominees bring a balance of relevant skills to our Board including:

Each of the director nominees currently serves on the Board. With the exceptions of Mr. Dumont and Dr. Kay, who were appointed as a director of the Company on May 26, 2022, all were elected by stockholders at the May 26, 2022 annual meeting of stockholders. If elected, each nominee will hold office until the 2024 annual meeting of stockholders and until his or her successor is elected and qualified.

The principal occupation during the past five years of each director nominee is set forth below. Included in each director nominee’s biography is an assessment of the specific qualifications, attributes, skills and experience of the nominee based on the qualifications described above.

17	EAST WEST BANCORP 2023 PROXY STATEMENT

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Director Qualifications and Experience

Manuel P. Alvarez INDEPENDENT Founding Principal, BridgeCounsel Strategies, LLC DIRECTOR SINCE: 2022 COMMITTEE: Risk Oversight

Manuel P. Alvarez is the Founding Principal of BridgeCounsel Strategies LLC, a minority-owned financial technology consultancy. Before founding BridgeCounsel in 2021, Mr. Alvarez served as California’s chief banking and financial regulator from 2019 to 2021, first as Commissioner of the Department of Business Oversight (“DBO”) and then as Commissioner of the California Department of Financial Protection & Innovation (“DFPI”), which broadly regulates the state’s banking and financial services industry. From 2014 to 2019, Mr. Alvarez served as General Counsel, Chief Compliance Officer, and Corporate Secretary at Affirm, Inc. (Nasdaq: AFRM), a financial-technology platform providing online point-of-sale consumer financing solutions.

Mr. Alvarez is admitted to practice law in California and is an active real estate and angel investor. He serves on the advisory boards of several venture-backed, private fintech companies and enjoys mentoring first-generation law students and professionals.

Molly Campbell INDEPENDENT Infrastructure Advisor, Department of the Treasury, Office of Technical Assistance DIRECTOR SINCE: 2014 COMMITTEES: Audit, Compensation, Nominating/Corporate Governance

Molly Campbell has almost 30 years of executive leadership experience, most recently as an Advisor to the U.S. Treasury Office of Technical Assistance and as an advanced leadership fellow at Harvard University. From 2015 through 2018, Ms. Campbell was the Director of the Port Department of the Port Authority of New York and New Jersey. In that role, she was responsible for the operations and oversight of the largest seaport on the East Coast. From 2007 through 2015, Ms. Campbell was Deputy Executive Director of the Port of Los Angeles. She has also served as the Director of Financial Management Systems at the Los Angeles World Airports and the Director of Public Finance for the City of Los Angeles. Ms. Campbell is active in national and international logistics associations. She currently serves on the Board of Directors of Granite Construction Inc. (NYSE: GVA).

18	EAST WEST BANCORP 2023 PROXY STATEMENT

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Archana Deskus INDEPENDENT Executive Vice President and Chief Information Officer, PayPal Holdings, Inc. DIRECTOR SINCE: 2019 COMMITTEES: Compensation, Risk Oversight

Archana Deskus is currently the Chief Information Officer (“CIO”) of PayPal Holdings, Inc. (Nasdaq: PYPL). Prior to PayPal, Ms. Deskus held CIO roles at Intel Corporation (Nasdaq: INTC) from 2020 to 2022, Hewlett Packard Enterprise (NYSE: HPE) from 2017 to 2019, and Baker Hughes (Nasdaq: BKR) from 2013 to 2017. Ms. Deskus has also held CIO roles at Ingersoll-Rand (NYSE: IR), Timex Corporation, and United Technologies Corporation (NYSE: UTX), giving her wide perspectives across various industries.

Ms. Deskus currently serves on the Board of Directors of Cognizant Technology Solutions Corporation (Nasdaq: CTSH) and DataStax, Inc. In addition to her business experiences, Deskus has served on the boards of private and non-profit organizations including Junior Achievement of Southeast Texas, Tavant Technologies and American Eagle Federal Credit Union.

Serge Dumont INDEPENDENT Vice Chairman, ImpactWayv, Inc. DIRECTOR SINCE: 2022 COMMITTEE: Nominating/Corporate Governance

Serge Dumont is co-founder and vice chairman of ImpactWayv, Inc. He previously held leadership roles at Omnicom Group, Inc. (NYSE: OMC), including vice chairman and chairman, Asia Pacific, from 2011 to 2018. Mr. Dumont’s professional career in global marketing and communications began when he founded Interasia Group in 1985, the first independent communications group in China. A recipient of the Legion d’Honneur, Mr. Dumont has received recognition from governments and international organizations for his contributions to business, philanthropy, health, culture, and education. He previously served as a Goodwill Ambassador for the United Nations’ UNAIDS program and as a senior advisor to the World Health Organization and the Beijing Municipal Government.

Mr. Dumont is currently chairman of the board of trustees of Asia Society France and serves on the boards of Synergos and Asia Society in New York.

19	EAST WEST BANCORP 2023 PROXY STATEMENT

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Rudolph I. Estrada LEAD INDEPENDENT DIRECTOR CEO of Estradagy Business Advisors, LLC DIRECTOR SINCE: 2005 COMMITTEES: Audit, Executive, Nominating/Corporate Governance, Risk Oversight (Chair)

Rudolph I. Estrada serves as the Lead Independent Director of the Board of East West Bancorp, Inc. and East West Bank. Mr. Estrada is the CEO of Estradagy Business Advisors, LLC since 1987, a business and banking advisory company. He also served as professor of business and management for the California State University system for over 35 years. He formerly served as the Los Angeles District Director of the U.S. Small Business Administration (“SBA”), the largest SBA district in the U.S., and was the former Presidential appointee serving as Commissioner on the White House Commission on Small Business. He offers over 40 years of board experience having served on various bank boards and corporate and non-profit organizations. He is a Leadership Fellow with the National Association of Corporate Directors and a decorated veteran of the U.S. Army.

Mr. Estrada brings to the Board valuable business lending and public service perspectives, a focus on the prudent management and operations of businesses in a heavily regulated environment, and a comprehensive knowledge of corporate governance.

Paul H Irving INDEPENDENT Senior Advisor, Milken Institute DIRECTOR SINCE: 2010 COMMITTEES: Audit, Nominating/Corporate Governance (Chair), Risk Oversight

Paul H. Irving is a senior advisor at the Milken Institute since 2022, previously serving as the Institute’s president and founding chair of its Center for the Future of Aging from 2011 to 2021. Mr. Irving is also a distinguished scholar-in-residence at the University of Southern California Leonard Davis School of Gerontology. He earlier served as an advanced leadership fellow at Harvard University, and chair, CEO, and head of the financial services group of Manatt, Phelps & Phillips, LLP, a national law and consulting firm. Mr. Irving is chair emeritus and a member of the board of CoGenerate (formerly, Encore.org) and serves on the National Academy of Medicine Commission for Healthy Longevity, the Global Advisory Council of Stanford University’s Distinguished Careers Institute, the Board of Councilors of the USC Davis School, and the Advisory Board of WorkingNation. He is also a member of the International Strategic Committee of the Quadrivio Group Silver Economy Fund.

Mr. Irving brings to the Board valuable perspective and insight on corporate governance, regulatory, policy and legal matters with his long experience as an advisor to the financial services industry and leadership roles in professional services and in the non-profit sector, where he focuses on system-level economic, social and health challenges.

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Sabrina Kay INDEPENDENT CEO, Fremont Private Investments DIRECTOR SINCE: 2022 COMMITTEE: Compensation

Dr. Sabrina Kay has been the CEO of Fremont Private Investments since 2002 and the strategic partner of VSS Capital since 2021. An entrepreneur and philanthropist, Dr. Kay was the founding vice-chair of Premier Business Bank in 2006, which subsequently merged with First Foundation Bank in 2018. She was also the founder and CEO of Fremont University, CEO of Dale Carnegie Los Angeles, and founder and CEO of the California Design College/Art Institute of Hollywood.

Dr. Kay currently serves as a director of Hagerty, Inc. (NYSE: HGTY), MannKind Corporation (Nasdaq: MNKND), and the Petersen Automotive Museum. She has served on over 30 corporate, non-profit, and civic boards.

Jack C. Liu INDEPENDENT Senior Attorney, Alliance International Law Offices DIRECTOR SINCE: 1998 COMMITTEES: Compensation (Chair), Nominating/Corporate Governance, Risk Oversight

Jack C. Liu has been a senior attorney with Alliance International Law Offices since 2010. Prior to this, Mr. Liu was a Senior Advisor for the Morgan Stanley International Real Estate Fund (“MSREF”) and was President of MSREF’s affiliate, New Recovery Asset Management Corp. Mr. Liu advises on business and legal aspects of international corporate, real estate, and banking matters. He currently serves on the boards of TransGlobe Life Insurance, Inc., a privately-held insurance company based in Taiwan, and Tatung Company, a major industrial conglomerate in Taiwan.

Mr. Liu is admitted to practice law in California and Washington, D.C., as well as in Taiwan as a foreign attorney. Mr. Liu is a Leadership Fellow with National Association of Corporate Directors. He is also the Vice Chairman of Taipei Independent Directors Association. Mr. Liu brings to the Board his experience and insight on doing business in Asia, as well as his board-level perspective and leadership on risk management and oversight of regulated financial institutions. The Company believes that Mr. Liu’s extensive executive management experience internationally and domestically well qualifies him to serve on our Board.

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Dominic Ng Chairman of the Board and CEO of East West Bancorp, Inc. and East West Bank DIRECTOR SINCE: 1991 COMMITTEE: Executive (Chair)

Dominic Ng is Chairman of the Board and Chief Executive Officer of East West Bancorp, Inc. (Nasdaq: EWBC) and East West Bank. Mr. Ng transformed East West Bank from a small savings and loan association with $600 million in assets in 1991 into the full-service international and commercial bank it is today, with $64.1 billion in assets as of December 31, 2022. Prior to taking the helm of East West Bank as CEO in 1992, Mr. Ng was President of Seyen Investment and practiced as a CPA with Deloitte & Touche, LLP in Houston and Los Angeles.

President Joe Biden appointed Mr. Ng as Chair of the Asia-Pacific Economic Cooperation (APEC) Business Advisory Council (ABAC), the primary voice of business advising APEC heads of state and government on the region’s economic growth. In addition, Mr. Ng serves on the governing boards of Mattel Inc. (NASDAQ: MAT), the Academy Museum of Motion Pictures, and the University of Southern California. He was named one of Los Angeles Times’ 100 most influential people in Los Angeles and Los Angeles Business Journal’s Business Person of the Year. American Banker recognized Mr. Ng as Banker of the Year for successfully executing his vision and building East West Bank into one of the nation’s most profitable regional banks.

Besides his industry achievements, Mr. Ng is also known for his civic and philanthropic leadership. He received the Alexis de Tocqueville Global Award presented by United Way Worldwide, which recognized his exceptional and sustained stewardship of United Way’s giving campaigns. The Company believes that Mr. Ng’s extensive management experience and financial expertise well qualify him to serve on its Board of Directors. He brings to the Board comprehensive knowledge of East West Bank’s business and operations, the financial services industry in the U.S. and in the Asia Pacific region, and U.S.-Asia cross-border trade and investments.

Lester M. Sussman INDEPENDENT Retired, Deloitte Audit Partner DIRECTOR SINCE: 2015 COMMITTEES: Audit (Chair), Compensation, Risk Oversight

Lester M. Sussman formerly served as Vice President, Advisory Services for Resources Global Professionals (“RGP”). He was with RGP from 2005 through 2020, providing corporate governance, risk management and compliance services to clients globally. Mr. Sussman is also a retired audit partner of Deloitte, where he held leadership positions, including Partner in Charge of the Financial Services Group for the Pacific Southwest, and Partner in Charge of Capital Markets for the West Region. Mr. Sussman is a certified public accountant.

Mr. Sussman is a current member of the board of directors of the Braille Institute, as well as the board of directors of the Pacific Southwest chapter of the National Association of Corporate Directors. Mr. Sussman is NACD Directorship Certified. Mr. Sussman brings over 40 years of financial services experience to the Company.

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Governance Documents

We have adopted formal Corporate Governance Guidelines reflecting our commitment to sound corporate governance. These principles are essential to running the Company’s business efficiently and to maintaining our integrity in the marketplace. In addition, we have also adopted a Code of Conduct. The Corporate Governance Guidelines, our Code of Conduct, our Environmental and Social Policy Framework and information about other governance matters of interest to investors are available through our website at www.eastwestbank.com/investors by clicking on Corporate Information — Governance Documents.

Director Independence, Financial Experts and Risk Management Experience

INDEPENDENCE

Our common stock is listed on the Nasdaq Stock Market LLC (“Nasdaq”). Under Nasdaq listing standards, independent directors must comprise a majority of a listed company’s board of directors. In addition, Nasdaq listing standards require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and corporate governance committees be independent. Under these listing standards, a director is independent only if the board of directors of a company makes an affirmative determination that the director has no material relationship with the company that would impair his or her independence.

The Board has undertaken a review of the independence of each director in accordance with the Exchange Act and Nasdaq listing standards. Based on this review, the Board has determined that all of our directors, except for Mr. Ng, are independent as that term is defined under the Nasdaq listing standards. Accordingly, all members of the Audit, Compensation, and Nominating/Corporate Governance Committees satisfy the independence requirements of Nasdaq. The Board has also determined that all members of the Risk Oversight Committee are independent, though this committee is not subject to Nasdaq independence requirements. In making these determinations, the Board considered the relationships that each non-employee director has with us and all other facts and circumstances that the Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock of each non-employee director, as well as relationships that our directors may have with customers and vendors.

FINANCIAL EXPERTS

Based on its review, the Board determined that two directors, Ms. Campbell and Mr. Sussman, qualify as “audit committee financial experts,” as defined under the applicable rules of the U.S. Securities and Exchange Commission (“SEC”), by reason of their prior job experience, and satisfy the Nasdaq requirements for financial sophistication.

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Risk Management Experience
All members of the Risk Oversight Committee:	› ›

Meet the independence requirement of the Enhanced Prudential Standards of the Board of Governors of the Federal Reserve System (the “Federal Reserve”); and

Have a general understanding of risk management principles and practices relevant to our business

Risk Experts Under the Federal Reserve’s Enhanced Prudential Standards
	›	Mr. Alvarez was the founding General Counsel and Corporate Secretary of Affirm, Inc., where he helped build and scale the company’s enterprise risk management function focusing on legal, compliance, and corporate governance.
	›	During his tenure as Commissioner of the DFPI, Mr. Alvarez oversaw a large swath of the state’s financial services sector and had primary responsibility for the DFPI’s regulatory and risk oversight of state banks, credit unions, and other licensed entities.

	›	Mr. Estrada is the chair of the Risk Oversight Committee and formerly served as the Los Angeles District Director for the SBA.

	›	He is experienced at providing management oversight in public and private sectors.
	›	Mr. Sussman was an audit partner with Deloitte, where he held leadership positions including Partner in Charge of the Financial Services Group for the Pacific Southwest and Partner in Charge of Capital Markets for the West Region.
	›	His work at RGP involved providing corporate governance, risk management and compliance services to clients globally.

THE RISK OVERSIGHT PROCESS INCLUDES

The Board receiving regular reports from its committees and members of senior management to enable the Board to understand the Company’s risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk.

While each committee is responsible for evaluating certain risks, as further described in “Board Committees” below, and overseeing the management of such risks, the entire Board is regularly informed through reports about such risks. Matters of significant strategic risk are considered by the Board as a whole.

The Board has responsibility for the oversight and evaluation of the Company’s risk management processes and, either as a whole or through its committees, regularly discusses with committees and management our major risk exposures, their potential impact on our business and the steps we take to manage them.

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Board Leadership Structure

The Board leadership is structured with a Chairman/CEO position and a Lead Independent Director position that is elected by and from the independent members of the Board. The Board has determined that, at this time, having the CEO also serve as Chairman is in our best interest. The designation of the CEO with the additional title as Chairman is important when dealing with overseas customers and dignitaries in Asia, where these positions are typically combined. We have extensive experience and dealings with persons from this region who may have the perception that they are not dealing with the senior decision maker unless they are dealing with the Chairman. This structure also makes the best use of the CEO’s extensive knowledge of the Company and its industry, while fostering greater communication between management and the Board.

Our governance structure provides for a strong Lead Independent Director role. The powers and duties of a Chairman and a Lead Independent Director differ only in that the Chairman presides over the normal business portion of the meetings of the Board. Since the Lead Independent Director may call for an executive session of independent directors at any time and has joint control over the agenda and the information provided to directors for Board meetings, the Board believes that it is able to have an open exchange of views or address any issues independent of the Chairman. In addition, much of the work of the Board is conducted through its committees, and the Chairman is not a member of any committee, other than the Executive Committee.

Among other things, the Lead Independent Director is required to:

›	Lead executive sessions of the Board’s independent or non-management directors and preside at any session of the Board where the Chairman is not present;
›	Act as a regular communication channel between the independent directors and the Chairman;
›	Approve Board meeting schedules to ensure sufficient time to discuss all agenda items;
›	Represent the independent directors in discussions with major stockholders regarding their concerns and expectations;

›	Call special Board meetings or special meetings of the independent directors, as needed;
›	Approve the retention of consultants who report directly to the Board; and
›	Advise the independent Board committee chairs in fulfilling their designated roles and responsibilities to the Board.

The Company does not have a policy requiring mandatory separation of the roles of CEO and the Chairman of the Board. Instead, the Board believes it is in the best interest of the Company to make a determination regarding the separate roles of CEO and Board Chairman on a regular basis, based on the position and direction of the Company and the membership composition of the Board at the time. The determination not to separate the roles of Chairman and CEO at this time also recognizes the strong independence of the Board with nine of the ten directors being independent.

Director Education and Self-Assessment

We have a continuing education program to assist directors in further developing their skills and knowledge to better perform their duties. This includes presentations made as part of regular Board and committee meetings by qualified persons on various topics. For example, in 2022, our Board received in-Company training on topics including BSA/AML and OFAC requirements, privacy and identity theft red flag training, fair lending and redlining, the Foreign Corrupt Practices Act, and risk management. In addition, our directors have external continuing education requirements. In 2022, members of our Board participated in external director continuing education

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programs including those offered by the National Association of Corporate Directors (“NACD”), Ernst & Young, KPMG, PricewaterhouseCoopers, Deloitte, Crowe, Protiviti, USC Corporate Directors, and New York University Law School Directors Academy on topics such as audit committee issues, information security, geopolitical risk, climate change risk, global finance trends, oversight of artificial intelligence, compliance with the Sarbanes-Oxley Act, ESG, board oversight of corporate political activity, diversity, compensation, compliance and ethics, and risk oversight and management. In addition, Messrs. Estrada, Liu, and Sussman are active members of the NACD, Messrs. Estrada and Liu are NACD Leadership Fellows and Mr. Sussman is NACD Directorship Certified.

The Board regularly evaluates its overall effectiveness, committee assignments, Board refreshment, and governance and risk management practices. The Nominating/Corporate Governance Committee determines the process for such evaluation and review, which typically includes a review of how certain attributes affect Board and/or individual director effectiveness, such as Board and Board Committee size, meeting frequency, quality and timing of information provided to the Board and Board Committee members, director communication, director education, director skills and qualifications, director independence and overall performance.

Board Meetings

During 2022, the Board held four regularly scheduled meetings and a multi-day retreat. There were also 19 meetings of Board committees during 2022. All directors attended all Board meetings, Board committee meetings, and the retreat. The policy of the Company is to encourage all director nominees to attend the annual meeting of stockholders. All directors attended the 2022 annual meeting of stockholders.

The independent directors generally meet in executive sessions without management or any employee directors present at every regularly scheduled meeting of the Board. The sessions are chaired by the Lead Independent Director. Any director can request an additional executive session to be scheduled.

Board Committees

The Board has the following five standing committees:

The standing committees report on their deliberations and actions at each full Board meeting. Each of the committees has the authority to engage outside experts, advisors and counsel to the extent it considers appropriate to assist the committee in its work.

Each of the standing committees operates under a written charter. These charters can be found on the Company’s website at www.eastwestbank.com/investors by clicking on Corporate Information — Governance Documents. Set forth below is a description of the standing committees of the Board.

The Bank’s board of directors also has the same five standing committees, which each consists of the same directors as, and generally meets jointly with, the Company’s respective committee.

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Audit Committee

The Audit Committee oversees our accounting and financial reporting process, the audit of our financial statements and assists our Board in monitoring our financial systems and our legal and regulatory compliance.

CHAIR: Lester M. Sussman (Audit Committee Financial Expert) OTHER MEMBERS: Molly Campbell, (Audit Committee Financial Expert) Rudolph I. Estrada, Paul H. Irving NUMBER OF MEETINGS HELD IN 2022: 6

PRIMARY RESPONSIBILITIES

› Appointing, compensating and overseeing the work of our independent registered public accounting firm;

› Approving engagements of the independent registered public accounting firm to render any audit or permissible non-audit services;

› Reviewing the qualifications and independence of the independent registered public accounting firm;

› Reviewing the scope and results of the internal audits;

› Reviewing the Company’s financial statements and related disclosures;

› Reviewing and discussing with management and the independent registered public accounting firm the results of our annual audit;

› Resolving any disagreements between management and the independent registered public accounting firm regarding financial reporting;

› Reviewing our critical accounting policies and practices;

› Reviewing the adequacy and effectiveness of our internal control over financial reporting;

› Establishing procedures for the receipt, retention and treatment of accounting and auditing related complaints and concerns;

› Preparing the audit committee report required by SEC rules to be included in our annual proxy statement; and

› Reviewing and approving quarterly earnings releases.

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Compensation and Management Development Committee

The Compensation and Management Development Committee (the “Compensation Committee”) establishes and administers the executive compensation policies and plans of the Company.

CHAIR: Jack C. Liu OTHER MEMBERS: Molly Campbell, Archana Deskus, Sabrina Kay, Lester M. Sussman NUMBER OF MEETINGS HELD IN 2022: 7

PRIMARY RESPONSIBILITIES

› Annually reviewing and approving the primary components of compensation for our CEO and other Named Executive Officers (after receiving input from our CEO with respect to the other Named Executive Officers);

› Establishing, with the input from the full Board, performance goals for the CEO, and evaluating his performance in light of those goals;

› Evaluating the performance of our CEO and other Named Executive Officers in light of established goals and objectives;

› Periodically evaluating the competitiveness of the compensation of our CEO, other Named Executive Officers, directors, and our overall compensation plans;

› Providing input with respect to the Company’s human capital strategy, including talent management and succession planning;

› Reviewing and discussing with management the risks arising from our compensation policies and practices for all employees that are reasonably likely to have a material adverse effect;

› Evaluating and making recommendations regarding director compensation with the use of a compensation consultant;

› Administering our equity compensation plans for our employees and directors; and

› Producing the compensation committee report required by SEC rules to be included in our annual proxy statement.

Compensation Consultant

The Compensation Committee appointed Meridian Compensation Partners, LLC as its independent compensation consultant in 2022. The Compensation Committee uses its compensation consultant to:

› Assist and advise the Compensation Committee during its meetings;
› Provide information based on third-party data and analysis of compensation programs at comparable financial institutions for the design and implementation of our executive and non-employee director compensation programs;
› Compile and analyze compensation data for financial services companies;
› Assist the Compensation Committee in forming a peer group; and
› Provide independent information as to the reasonableness and appropriateness of the compensation levels and compensation programs of the Company relative to comparable financial services companies.

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Nominating/Corporate Governance Committee

The Nominating/Corporate Governance Committee nominates persons for election as directors and reviews corporate governance matters.

CHAIR: Paul H. Irving OTHER MEMBERS: Molly Campbell, Serge Dumont, Rudolph I. Estrada, Jack C. Liu NUMBER OF MEETINGS HELD IN 2022: 2

PRIMARY RESPONSIBILITIES

› Recommending to the Board a slate of nominees for election to the Board in accordance with the Company’s Corporate Governance Guidelines;

› Recommending to the Board individuals to fill any vacancies on the Board occurring between annual meetings of stockholders;

› Recommending to the Board the directors who will serve on each committee of the Board;

› Developing and recommending to the Board a set of corporate governance principles;

› Periodically reassessing the Company’s corporate governance principles;

› Conducting an annual assessment of the Board’s structure and performance to determine whether it, its committees and its members are functioning effectively; and

› Overseeing and monitoring the Company’s ESG framework.

Risk Oversight Committee

The Risk Oversight Committee provides focused oversight of the Company’s identified enterprise risk categories, which include credit, capital, liquidity, operational, information technology, information security, market, compliance, legal, strategic, and reputation. The Board believes an effective enterprise risk management system is necessary to ensure the successful, safe and sound management of the Bank.

CHAIR: Rudolph I. Estrada OTHER MEMBERS: Manuel P. Alvarez, Archana Deskus, Paul H. Irving, Jack C. Liu, Lester M. Sussman NUMBER OF MEETINGS HELD IN 2022: 4

PRIMARY RESPONSIBILITIES

› Be responsible for the Company’s risk management standards;

› Monitor the Company’s risk exposure in the identified enterprise risk categories;

› Timely identify the material risks that the Company faces;

› Communicate necessary information on material risks to senior management and, as appropriate, to the Board or relevant Board committee;

› Approve and/or develop the risk appetite and tolerance levels for the Company;

› Oversee the Company’s Independent Asset Review function;

› Oversee the Company’s risk management framework and implement responsive risk management strategies appropriate to the Company’s risk profile;

› Integrate risk management into the Company’s decision-making;

› Review and revise BSA/AML & OFAC policies and procedures;

› Monitor BSA/AML & OFAC compliance risks across the Bank; and

› Review assessments of BSA program enhancements from internal audits, regulators and independent third parties, including consultants.

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Executive Committee

CHAIR: Dominic Ng OTHER MEMBERS: Rudolph I. Estrada NUMBER OF MEETINGS HELD IN 2022: 0

PRIMARY RESPONSIBILITIES

› The Executive Committee is appointed by the Board to provide an efficient means of considering such matters and taking such actions, if any, as may require the attention of the Board in the interim between Board meetings.

› The Executive Committee is authorized to exercise certain powers of the Board during intervals between Board meetings.

Stockholder Nominees

The policy of the Nominating/Corporate Governance Committee is to consider properly submitted stockholder nominations for Board candidacy as described below in “Identifying and Evaluating Nominees for Directors.” In evaluating these nominations, the Nominating/Corporate Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board and to meet the membership criteria set forth under “Director Nominee Qualifications and Experience” discussed above. Any stockholder nominations proposed for consideration by the Nominating/Corporate Governance Committee should include the nominee’s name and qualifications for Board membership and should be addressed to:

Nominations for directors may be made by any stockholder entitled to vote for the election of directors if proper notice is given in accordance with our Amended and Restated Bylaws (the “Bylaws”). Notice of a stockholder’s intention to make any nominations must be made in writing, contain the information required by our Bylaws regarding the stockholder and the director nominee and be delivered to the Secretary of the Company at the Company’s principal executive offices. Notice must be provided not less than 90 calendar days or more than 120 calendar days prior to the anniversary of the previous year’s annual meeting. If the meeting will be held more than 30 calendar days before or 60 calendar days after the anniversary date of the prior year’s annual meeting, notice must be delivered no more than 120 calendar days prior to the annual meeting and not later than the later of the 90th calendar day prior to the annual meeting and the 10th calendar day following the date of the initial public announcement of the date of such meeting.

In addition to satisfying the foregoing requirements, our Bylaws require that stockholders who intend to solicit proxies in support of director nominees other than the Board’s nominees must provide notice to the Company and solicit proxies from at least 67% of the voting power of shares entitled to vote. The notification shall contain the following information:

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› A representation that the stockholder, or
beneficial owner, if any, will, or is part of a group
that will file a definitive proxy statement and form
of proxy with the SEC and solicit proxies in support
of such director nominee(s) or nomination(s)
in accordance with Rule 14a-19 under the
Exchange Act;

› The name and record address of the stockholder,
as they appear on the Company’s books;

› A description of all arrangements or
understandings between the stockholder and
each proposed nominee and any other person
or persons (including their names) pursuant to
which the nominations are to be made by the
stockholder; and

› A representation that the stockholder or a
qualified representative intends to appear in
person via the internet or by proxy at the meeting
to nominate the person named in the notice.

In addition to the procedures set forth above, following discussions with stockholders, in March 2023 the Board amended our Bylaws to implement “stockholder proxy access,” which will first apply for the election of directors at our 2024 annual meeting of stockholders. This bylaw will allow a stockholder, or group of up to 20 stockholders, that meet certain ownership and procedural requirements, to nominate up to two director candidates or, if greater, up to 20% of the number of directors then serving on the Board using our proxy statement. The stockholder or group members will be required to have owned continuously at least three percent of our outstanding common stock for three years or more as of the date we receive the nomination and will be required to continue to hold that number of shares through the annual meeting of stockholders. Notice of a stockholder’s intention to make any nominations must be made in writing and must be delivered to the Secretary of the Company at the principal executive offices of the Company not less than 120 calendar days or more than 150 calendar days prior to the anniversary of the mailing date of the prior year’s proxy statement regarding the nomination and must contain information regarding the director nominee and the person making the nomination, including proof of the required number of shares held by the stockholder or group, as well as the additional information that is specified in our Bylaws. Except as otherwise required by law, we will disregard nominations not made in accordance with the requirements in the Bylaws.

Identifying and Evaluating Nominees for Directors

Our Corporate Governance Guidelines contain Board membership criteria that apply to the Nominating/Corporate Governance Committee’s nominees for a position on the Board. Under these criteria, members of the Board should possess the following:

›	The highest professional and personal ethics and values
›	Broad experience at the policy-making level in business, government, education, finance, accounting, law or public interest
›	A high level of financial experience
›	Extensive knowledge of the Company’s business and/or industry, risk oversight/management expertise and broad international exposure/ Asia experience
›	A variety of complementary skills so that, as a group, the Board will possess the appropriate talent, skills, and expertise to oversee the Company’s businesses

›	A diverse background and experience, including with respect to race, ethnicity, gender and national origin
›	A commitment to enhancing stockholder value
›

Sufficient time to carry out their duties and to
provide insight and practical wisdom based on
experience, including limited service on other
boards of public companies in order to perform
responsibly all director duties

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The Nominating/Corporate Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director and regularly assesses the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Committee considers various potential candidates for director. Candidates may come to the attention of the Committee through current Board members, professional search firms, stockholders or other persons. These candidates are evaluated at regular or special meetings of the Committee and may be considered at any point during the year. As described above, the Committee considers properly submitted stockholder nominations for candidates for the Board. Following verification of the stockholder status of persons proposing candidates, recommendations are aggregated and considered by the Committee. If any materials are provided by a stockholder in connection with the nomination of a director candidate, those materials are forwarded to the Committee. In evaluating the nominations, the Nominating/Corporate Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board.

Communications with the Board

Our Board welcomes suggestions and comments from stockholders. All stockholders are encouraged to attend the Annual Meeting where senior management and representatives from our independent registered public accounting firm, as well as members of the Board, will be available to answer questions. Stockholders may also send written communications to the Board by writing to the Secretary of the Board at:

All communications (other than commercial communications soliciting the sale of goods or services to, or employment with, the Company or directors of the Company) will be directed to the appropriate committee, the Chairman of the Board, the Lead Independent Director, or to any individual director specified in the communication, as applicable.

Stock Ownership Guidelines

All directors and Named Executive Officers are required to own the Company’s common stock to further align the financial interests of our directors and management with those of our stockholders. The stock ownership guideline for directors is three times their annual cash retainer, and the guideline should be met within five years of the date of election. The stock ownership guideline for the CEO is six times his annual base salary, and the stock ownership guideline for Named Executive Officers is one time their annual base salary. These guidelines should be met within five years of the date of hire. The Company’s Stock Ownership Guidelines for directors and senior management are posted on the Company’s website, which can be found at www.eastwestbank.com/investors by clicking on Corporate Information — Governance Documents.

Named Executive Officers have additional holding requirements for stock acquired as part of their compensation. Named Executive Officers are required to hold until retirement at least 51% of any stock acquired upon the exercise of stock options (net of taxes and net of the grant price paid) and at least 51% of any stock received upon vesting (net of taxes) of restricted stock or restricted stock units (“RSUs”).

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No Pledging/Hedging of Company Securities

Pursuant to our Insider Trading Policy, directors, officers and employees may not pledge the Company’s securities or engage in hedging strategies, including those designed to hedge or offset any decrease in the market value of the Company’s securities granted as compensation or held directly or indirectly by such person. Additionally, directors, officers and employees may not sell short or trade derivatives involving the Company’s securities.

Certain Relationships and Related Transactions

Our Code of Conduct and Corporate Governance Guidelines provide guidance for addressing actual or potential conflicts of interests, including those that may arise from transactions and relationships between the Company and its executive officers or directors. In order to provide further clarity and guidance on these matters, the Company has adopted a written policy regarding the review, approval or ratification of related party transactions.

The policy generally provides that the Audit Committee will review and approve in advance, or will ratify, all related party transactions between the Company and our directors, director nominees, executive officers, and persons known by the Company to own more than 5% of our common stock, and any of their immediate family members. Related party transactions include transactions or relationships involving the Company and amounts in excess of $120,000 and in which the above related parties had or will have a direct or indirect material interest. Under the policy, the failure to approve a related party transaction in advance would not invalidate the transaction or violate the policy as long as it is submitted to the Audit Committee for review and ratification as promptly as practicable after entering into the transaction.

The Audit Committee works with our General Counsel in reviewing and considering whether any identified transactions or relationships are covered by the policy. In determining whether to approve or ratify a transaction or relationship that is covered by the policy, the Audit Committee considers, among other things:

›	The identity of the parties involved in the transaction or relationship;	›	The terms of the transaction, including whether
those terms are fair to the Company and are in the
ordinary course of business and on substantially
the same terms with transactions or relationships
with unrelated third parties.
›	The facts and circumstances of the transaction or relationship;
›	The material facts of the transaction or relationship;
›	The benefits to the Company of the transaction or relationship; and

During 2022, we did not enter into any related party transactions that required review, approval or ratification under our related party transaction policy. From time to time, we may lend money through our subsidiary, the Bank, to various directors and corporations or other entities in which a director may own a controlling interest. These loans (i) are made in the ordinary course of business, (ii) are made on substantially the same terms, including interest rate and collateral, as those prevailing at the time for comparable transactions with other persons, and (iii) do not involve more than a normal risk of collectability and do not present other unfavorable features. As of December 31, 2022, none of these loans were categorized as nonaccrual, past due, restructured, or potential problem loans. We do not provide any loans to Named Executive Officers. None of our directors or executive officers, any associate or affiliate of those persons, or persons who beneficially owned more than 5% of our outstanding shares had any transactions or proposed transactions with us greater than $120,000 during the past year, other than the aforementioned loans made in the ordinary course of business.

33	EAST WEST BANCORP 2023 PROXY STATEMENT

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Director Compensation

The Compensation Committee is responsible for reviewing and making recommendations to the Board of Directors with respect to the compensation of directors. Employees of the Company and its subsidiaries are not compensated for service as a director of the Company or its subsidiaries and are excluded from the table below. The compensation received by Mr. Ng as an employee of the Company is provided below in the “Summary Compensation Table.”

Director compensation is reviewed by the Compensation Committee of the Board and adjustments are generally considered every two years. The Committee will engage an outside independent consultant to review director compensation amounts and structure at the same group of peer banks used by the Compensation Committee to review the compensation of senior management. In 2022, the Compensation Committee engaged Meridian Compensation Partners, LLC as its independent compensation consultant for this purpose.

In 2022, non-employee directors received an annual cash retainer of $130,000 and an annual award of $130,000 of common stock. The Lead Independent Director received an additional annual cash retainer of $35,000. The Board believes that the role of a Lead Independent Director is essential to maintaining an independent leadership with respect to matters such as Board oversight, corporate strategy, management succession, internal controls, Board composition and functions, and accountability to stockholders, and therefore the annual cash retainer paid for the Lead Independent Director’s additional service is justified. The essential duties of the Lead Independent Director are explained in further detail in the section titled “Board Leadership Structure” above and in our Corporate Governance Guidelines. The Lead Independent Director also acts as the Board representative to the Company’s strategic advisory council of outside community leaders and is charged with developing strategic networks of new business, for which he received a cash retainer of $70,000 for such additional Board service.

The committee chairs received an additional annual cash retainer as follows: Audit $25,000; Compensation $25,000; Risk Oversight $25,000; and Nominating/Corporate Governance $20,000. Non-employee directors also received a meeting fee of $1,500 for each committee meeting attended through June 30, 2022.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

The following table summarizes the compensation paid by the Company to non-employee directors for the calendar year that ended December 31, 2022:

Name	Fees Earned or Paid in Cash ($) [1]	Stock Awards ($)[2]	Total ($)
Manuel P. Alvarez[3]	178,022.11	184,977.89	363,000.00
Molly Campbell	145,011.20	129,988.80	275,000.00
Archana Deskus	137,511.20	129,988.80	267,500.00
Serge Dumont	130,011.20	129,988.80	260,000.00
Rudolph I. Estrada	269,011.20	129,988.80	399,000.00
Paul H. Irving	159,011.20	129,988.80	289,000.00
Sabrina Kay	133,011.20	129,988.80	263,000.00
Jack C. Liu	165,511.20	129,988.80	295,500.00
Lester M. Sussman	170,011.20	129,988.80	300,000.00

1.	Annual cash retainers were paid to directors in June 2022 for service from May 2022 to May 2023.

2.	The Company granted 2,006 shares of the Company’s common stock to each non-employee director on June 30, 2022. The grant date fair value is based on the number of shares granted and the closing price of the Company’s stock on the grant date. The closing price of the Company’s common stock was $64.80 on June 30, 2022. The grant date fair values are computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic No. 718, Compensation—Stock Compensation. See the Company’s Annual Report on Form 10-K, Note 13 - Stock Compensation Plans to the Company’s Consolidated Financial Statements for the year ended December 31, 2022, on the Company’s accounting for share-based compensation plans.

3.	Included pro-rated cash and stock awards for board service from January 2022 to May 2022.

Proposal 2: Advisory Vote to Approve Executive Compensation

PROPOSAL SNAPSHOT

What am I voting on?

Stockholders are being asked, as required by Section 14A of the Exchange Act, to approve, on an advisory basis, the compensation of the Named Executive Officers for 2022 as described in the “Compensation Discussion and Analysis” section beginning on page 37 and the Compensation Tables section beginning on page 53.

Voting recommendation:

FOR the advisory vote to approve executive compensation. The Compensation Committee takes very seriously its stewardship responsibility to oversee the Company’s compensation programs and values thoughtful input from stockholders. The Compensation Committee will take into account the outcome of the advisory vote when considering future executive compensation decisions.

This proposal, commonly known as a “Say-on-Pay” proposal, gives our stockholders the opportunity to express their views on our NEO compensation as a whole. This vote is not intended to address any specific item of compensation or any specific NEO, but rather the overall compensation of all our NEOs and the philosophy, policies and practices described in this Proxy Statement. Our Board of Directors and management value the opinions of our stockholders, including their advisory votes regarding the compensation paid to our NEOs, and as such, we hold our Say-on-Pay vote every year. We revisit the frequency of our Say-on-Pay votes every 6 years.

35	EAST WEST BANCORP 2023 PROXY STATEMENT

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

We believe that the information provided in “Compensation Discussion and Analysis” beginning on page 37 demonstrates that our executive compensation program was designed appropriately and is working to ensure management’s interests are aligned with our stockholders’ interests to support long-term value creation. The sustained success of the Company’s customer focus and bridge banking model between East and West is reflected in the following key metrics:

› Total loans grew 16% in 2022, to a record $48.2 billion;

› Total deposits grew 5% in 2022, to a record $56.0 billion;

› ROA of 1.80% in 2022 was substantially above the KRX median of 1.18% and average of 1.22%; and

› ROE of 19.51% in 2022 was substantially above the KRX median of 10.77% and average of 11.44%.

Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the stockholders hereby approve, on an advisory basis, the compensation of our Named Executive Officers as reflected in this Proxy Statement and as disclosed pursuant to Item 402 of Regulation S-K, which disclosure includes the compensation discussion and analysis, the compensation tables, narratives and all related material.”

Because your vote is advisory, it will not be binding upon the Board. However, the Board and the Compensation Committee will consider the vote results when evaluating our compensation policies and practices in the future. Currently, we expect to hold an advisory vote on the compensation paid to our NEOs each year and expect that the next such vote, following this vote, will occur at our annual stockholder meeting in 2024.

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COMPENSATION DISCUSSION AND ANALYSIS

Compensation Discussion and Analysis

The following Compensation Discussion and Analysis (“CD&A”) describes the structure and guiding principles of our 2022 executive compensation program for the Company’s Named Executive Officers, as set forth below.

2022 Named Executive Officers (“NEOs”)	Dominic Ng	Chairman and Chief Executive Officer
	Irene H. Oh	Executive Vice President, Chief Financial Officer
	Douglas P. Krause	Vice Chairman, Chief Corporate Officer
	Parker L. Shi	Executive Vice President, Chief Operating Officer
	Gary Teo	Executive Vice President, Chief Human Resources Officer

2022 Business and Financial Performance Highlights

In 2022, we continued to deliver strong and consistent financial performance. The Company achieved record loans of $48.2 billion, record deposits of $56.0 billion, and record assets of $64.1 billion.

We also outperformed peer banks in terms of ROA, ROE, and total shareholder return (“TSR”). The Compensation Committee believes the Company’s 2022 pay decisions reflected the continued alignment between the Company’s financial and organizational objectives and its executive compensation program. We have outperformed peer banks over time. We consistently achieved a higher ROA and ROE for each of the last three years relative to the median ROA and ROE achieved by (i) our compensation peer group described on page 42 of this Proxy (the “Peer Group”), and (ii) the banks comprising the Keefe, Bruyette and Woods Nasdaq Regional Banking Index (“KRX”).

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COMPENSATION DISCUSSION AND ANALYSIS

Company Results Compared to Peers

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COMPENSATION DISCUSSION AND ANALYSIS

Our Compensation Philosophy

We designed our executive compensation program to attract and retain talented managers, while rewarding them for delivering on our key financial and strategic goals. Guiding principles of our executive compensation program include:

Our Executive Compensation Program
What We Do
Place a substantial majority of executive compensation at risk and subject to performance metrics
Engage with and consider stockholder input in designing our executive pay programs
Grant all of our NEOs’ total long-term incentives in performance-based restricted stock units
Link annual NEO incentive pay to objective, pre-established financial performance goals
With oversight from the Compensation Committee, perform annual risk assessments to ensure that our compensation policies and programs are not likely to materially increase the Company’s risk exposure
Engage an independent compensation consultant that reports solely to the Compensation Committee`
Maintain stock ownership requirements for all NEOs, including a requirement that a majority of stock grants (net of taxes) must be help until retirement
Maintain a relevant peer group
Maintain a clawback policy
Listen to and engage with our stockholders regarding executive compensation decisions and philosophy
Conduct an annual review and approval of our compensation strategy
What We Don’t Do
Do not allow re-pricing of stock options without stockholder approval
Do not provide “single trigger” change in control payments to executive officers
Do not permit hedging or pledging of Company stock
Do not permit gross-ups for excise or other taxes on severance or in connection with a change in control

39	EAST WEST BANCORP 2023 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Overview of Our Executive Compensation Program

With input from our stockholders, we have designed an executive compensation program that aligns pay with measurable achievement of our corporate goals. Our 2022 executive compensation program remained the same as our 2021 structure. The components of each element of our executive compensation program are described in the table below.

2022 Pay Mix for NEOs

The 2022 pay mix for our NEOs highlights the Company’s commitment to align compensation outcomes to results and underscores our compensation philosophy of placing significant emphasis on at-risk, performance-based pay. In 2022, 83% of the CEO’s target pay was at risk and linked to performance-based outcomes. For the other NEOs, 70% of target pay, on average, was at risk and tied to direct performance results.

40	EAST WEST BANCORP 2023 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Compensation-Setting Process and Roles

ROLE OF THE COMPENSATION COMMITTEE

As outlined in our Corporate Governance Guidelines, the Compensation Committee is responsible for developing and overseeing the Company’s executive compensation policies and programs. The goal of the Compensation Committee is to maintain compensation that is competitive within the markets in which we compete for talent, and which reflects the long-term interests of our stockholders.

The Compensation Committee is responsible for:

›	Developing the overall compensation strategy and policies for the Company;

›	Developing, evaluating and approving the goals and objectives of the compensation of the CEO;

›	Evaluating and approving the individual compensation, including bonus and equity incentive compensation and perquisites of each of the NEOs;

›	Establishing the guidelines for stock ownership for executive management;

›	With input from the Chief Human Resources Officer and Chief Risk Officer, reviewing our incentive compensation programs to evaluate and ensure that none of them encourage excessive risk;

›	Developing and maintaining a balanced compensation strategy of long-term and short- term incentives;

›	Retaining outside advisors, including compensation consultants, to provide professional counsel;

›	Approving annually the Compensation Committee Report and our Compensation Discussion and Analysis for inclusion in our Proxy Statement; and

›	Providing reports to the Board on compensation matters.

ROLE OF THE COMPENSATION CONSULTANT

The independent compensation consultant, Meridian Compensation Partners, LLC, reports directly to the Compensation Committee and advises the Compensation Committee on trends and issues in executive compensation and provides comparative compensation information for companies with which the Company competes for talent. The Compensation Committee has the sole authority to retain and oversee the work of the consultants, who do not provide services to Company management. The Compensation Committee evaluates the independence of the consultant annually.

ROLE OF MANAGEMENT

The Company’s Human Resources Department provides additional analysis, administrative support and counsel as requested by the Compensation Committee. Members of management do not recommend, determine, or participate in Committee discussions related to their individual compensation arrangements. The CEO provides executive compensation recommendations for his direct reports, including the other NEOs, but does not participate in discussions related to his own compensation.

41	EAST WEST BANCORP 2023 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

2022 STOCKHOLDER ADVISORY VOTE ON EXECUTIVE COMPENSATION

Our compensation policies and practices continue to evolve based on input and correspondence submitted from our stockholders, our review of market practices, our consideration of the independent compensation consultant’s advice, our review of reports issued by proxy advisory firms, and the results of the most recent annual “Say-on-Pay” vote by stockholders.

Approximately 97.5% of the votes cast at our 2022 annual meeting of stockholders approved the Company’s 2021 executive compensation. The Compensation Committee views the high approval percentage as an indication that stockholders were generally satisfied with the executive compensation structure and how it was designed.

USE OF PEER GROUP

The Compensation Committee, with input from its independent compensation consultant, reviews at least annually the composition of peer companies against which the Company evaluates itself for compensation purposes. In determining the composition, financial institutions were primarily chosen based on comparable asset size, with additional consideration of other metrics such as market capitalization, revenue, geographic presence, business model, and complexity of operations.

In November 2021, the Compensation Committee approved our compensation peer group which consisted of 22 bank holding companies with similar market capitalization and asset size as the Company (the “Peer Group”). The composition of the 2022 Peer Group was updated to better reflect the Company’s business focus, asset size, and continued growth by removing New York Community Bancorp, Prosperity Bancshares, Commerce Bancshares, and Webster Financial Corporation, and adding First Citizens BancShares, Pinnacle Financial Partners Inc., Valley National Bancorp, and Wintrust Financial Corporation. As of December 31, 2022, our Peer Group’s total assets ranged from $31.8 billion to $212.6 billion, with a median total asset size of $73.3 billion. As of December 31, 2022, the median market capitalization of our Peer Group was $7.4 billion, with a range between $2.6 billion and $22.3 billion. With respect to total assets and market capitalization, the Company ranked in the 41st percentile and 61st percentile, respectively, relative to the Peer Group as of December 31, 2022.

THE COMPANIES IN THE PEER GROUP WERE AS FOLLOWS:

FY 2022 Peer Group
BankUnited, Inc. (NYSE: BKU)	KeyCorp (NYSE: KEY)	Synovus Financial (NYSE: SNV)
BOK Financial Corporation (Nasdaq: BOKF)	Northern Trust Corporation (Nasdaq: NTRS)	Umpqua Holdings Corporation (Nasdaq: UMPQ)
Comerica Inc. (NYSE: CMA)	PacWest Bancorp (Nasdaq: PACW)	Valley National Bankcorp (Nasdaq: VLY)
Cullen/Frost Bankers, Inc. (NYSE: CFR)	Pinnacle Financial Partners (Nasdaq: PNFP)	Western Alliance (NYSE: WAL)
First Horizon (NYSE: FHN)	Popular (Nasdaq: BPOP)	Wintrust Financial Corporation (Nasdaq: WTFC)
First Citizens Bancshares (Nasdaq: FCNCA)	Regions Financial Corporation (NYSE: RF)	Zions Bancorp (Nasdaq: ZION)
First Republic Bank (NYSE: FRC)	Signature Bank (Nasdaq: SBNY)
Huntington Bancshares (Nasdaq: HBAN)	SVB Financial Group (Nasdaq: SIVB)

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COMPENSATION DISCUSSION AND ANALYSIS

It is important to note that in determining executive compensation, the Compensation Committee does not solely rely on comparative data from the Peer Group. While comparisons can be useful in identifying general compensation trends and overall pay levels, the Compensation Committee recognizes there may be meaningful differences between us and our peer companies. The listing of NEOs, for example, may vary amongst our peer companies, with titles, compensation, and tenure that do not readily track with ours. The Compensation Committee uses the comparison data as a general indicator of market trends in executive compensation but does not use it exclusively to set compensation levels for the CEO or other NEOs. In addition to peer data, the Compensation Committee also uses salary data from published industry sources. Any compensation decisions also consider individual and company performance, the position and tenure, responsibilities within the Company, and other factors to determine total compensation for the NEOs. See “Compensation-Setting Process” below for a more detailed discussion.

For purposes of determining long-term incentive awards, the Compensation Committee and its independent compensation consultant determined it would be appropriate to continue benchmarking to banks in the KRX (the “Long-Term Performance Peer Group”). The use of this benchmark compares our performance to a broader index of financial institutions determined by a third party, aligns with our investors’ perspectives and increases the transparency of the Company’s goal setting process.

COMPENSATION-SETTING PROCESS

Compensation for the NEOs and certain other executive officers is typically evaluated and set by the Compensation Committee in the first quarter of each year, using the competitive compensation data provided by the independent compensation consultant, peer data, as well as Company business departments and individual performance data. An executive’s compensation is generally established after considering the following factors:

›	Competitive pay data for similar jobs and responsibilities in the market;

›	The Company’s performance against financial measures;

›	The Company’s performance relative to strategic initiatives approved by the Compensation Committee;
›	Individual performance and overall contributions;

›	The business climate, economic conditions and other factors; and

›	The results of the most recent “Say-on-Pay” stockholder vote.

As a rapidly growing organization, we encounter significant competition for top management talent – those individuals with the strategic vision, understanding of specialized industries and the international banking experience necessary to sustain our growth. This challenge to attract and retain qualified personnel has been an important consideration in our compensation decisions, and we expect it will continue to be a significant consideration going forward.

For the CEO, the Compensation Committee annually reviews and approves the corporate goals and objectives relevant to the CEO’s performance, evaluates the CEO’s performance against those objectives and approves the CEO’s compensation level based on that evaluation. With assistance from the independent compensation consultant, the Compensation Committee also considers the Company’s Peer Group and other peer data on base pay, performance-based bonus targets and long-term incentive awards when setting compensation types and amounts for the CEO.

The Compensation Committee separately reviews and discusses with the CEO his annual compensation recommendations for the other NEOs. A variety of factors help determine the final approved compensation amounts for the NEOs. For base salary adjustments, compensation data from our Peer Group and survey data for similar jobs and job levels are considered. For annual performance-based bonus payout and long-term incentive

43	EAST WEST BANCORP 2023 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

awards, the Compensation Committee considers the executive’s achievement against performance goals, along with individual contributions toward Company objectives.

The Compensation Committee does not benchmark to a particular percentile in determining target total direct compensation. Rather, it uses market peer proxy and survey data as a reference point, giving consideration to factors such as tenure, individual performance, any unique circumstances of the NEO’s position based on that individual’s responsibilities, market factors, succession considerations, and retention considerations. We believe this approach drives higher realized compensation when our financial and stock performance is strong and less realized compensation when our financial and/or stock performance is lower.

Elements of Our Executive Compensation Program

BASE SALARY

Base salary is a fixed portion of compensation delivered in cash to reflect each executive’s role and ongoing performance. NEO base salary levels are typically reviewed annually by the Compensation Committee and adjusted as appropriate, typically to reflect merit, promotions or changes in responsibilities, or market adjustments. When determining any base salary increases, the Compensation Committee considers an individual’s total compensation package, his or her performance, Company performance, comparative peer and market compensation data, internal parity, and other relevant factors, including the scope of the executive’s responsibilities relative to peers and other executives, and retention concerns.

Executive	Title	FY2021 Base Salary ($000s)	FY2022 Base Salary ($000s)	% Change
Dominic Ng	Chairman and CEO	$1,275.0	$1,275.0	0.0%
Irene H. Oh	Executive Vice President, Chief Financial Officer	$651.4	$677.4	+4.0%
Douglas P. Krause	Vice Chairman, Chief Corporate Officer	$546.0	$589.7	+8.0%
Parker L. Shi	Executive Vice President, Chief Operating Officer	$800.0	$800.0	0.0%
Gary Teo	Executive Vice President, Chief Human Resources Officer	$382.2	$401.3	+5.0%

Performance-Based Bonus Plan

The Compensation Committee has developed a Performance-Based Bonus Plan to reward executives for achieving critical Company-wide financial metrics and strategic goals (collectively, the “Corporate Goals”) and departmental or individual goals (collectively, “Individual Goals”). For 2022, performance on Corporate Goals was measured 70% based on financial performance and 30% based on strategic goals. Performance of Individual Goals was measured by goals determined for executives (other than the CEO, whose bonus is paid 100% based on corporate performance).

Each NEO is assigned a bonus target, stated as a percentage of the individual’s annual base salary. An NEO’s actual payout under the Performance-Based Bonus Plan depends on (i) the achievement of the Corporate Goals and, if applicable, Individual Goals, and (ii) the relative weightings of Corporate Goals and Individual Goals assigned to such NEO.

44	EAST WEST BANCORP 2023 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

In determining each NEO’s target bonus percentage and weighting for Corporate Goals and Individual Goals, the Board and the Committee generally considered competitive market information as well as individual performance and contributions to the Company. Following its annual review, the Committee determined that adjustments to the weights and potential payout of performance objectives were appropriate to align with market practice and balance incentives tied to corporate and individual performance. As such, the Committee approved the following features to the 2022 Performance-Based Bonus Plan.

›	Target incentive opportunities, defined as a percentage of base salary, were increased from 100% to 145% of salary for Mr. Ng and from 80% to 100% for Ms. Oh and Mr. Krause. Targets for Mr. Shi and Mr. Teo remained unchanged at 100% and 60%, respectively.

›	Weightings for Corporate Goals and Individual Goals of the Performance-Based Bonus Plan were set at 100% Corporate Goals for Mr. Ng, at 65% Corporate Goals and 35% Individual Goals for Ms. Oh, Mr. Krause and Mr. Shi, and at 30% Corporate Goals and 70% Individual Goals for Mr. Teo.

›	To balance the more short-term focus inherent in financial goals against the long-term vision and performance objectives described in the strategic goals, maximum achievement for strategic goals was increased to match the maximum achievement for financial goals: i.e., up to 200% of achievement of stated goals.

›	To fully align and motivate our executives by emphasizing sustained value for the Company while reinforcing personal accountability, maximum achievement for Individual Goals for non-CEO NEO was increased up to 200% of achievement of stated goals[1].

›	The achievement of Corporate Goals and Individual Goals under the Performance-Based Bonus Plan results in an annual award that can be earned between zero and 200% of the bonus target.

1.	For Mr. Teo, there was no change to the maximum achievement percentage of Individual Goals.

The financial, strategic and individual goal weights for each NEO were determined as follows:

			Corporate Performance
Executive	Title	Target Bonus % of Salary	Financial	Strategy	Individual
Dominic Ng	Chairman and CEO	145%	70%	30%	-
Irene H. Oh	Executive Vice President, Chief Financial Officer	100%	45%	20%	35%
Douglas P. Krause	Vice Chairman, Chief Corporate Officer	100%	45%	20%	35%
Parker L. Shi	Executive Vice President, Chief Operating Officer	100%	45%	20%	35%
Gary Teo	Executive Vice President, Chief Human Resources Officer	60%	21%	9%	70%

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COMPENSATION DISCUSSION AND ANALYSIS

2022 Financial Metrics

Financial metrics comprised 70% of the Performance-Based Bonus Plan Corporate Goals in 2022. On an annual basis, the Company evaluates the performance metrics used, and modifies the metrics and the weightings as deemed appropriate. In 2022, the Company updated the metrics to more closely align with key priorities for the year, including growing operating earnings, total loans, and pre-tax, pre-provision (“PTPP”) income, while managing credit quality. The weighting for the financial metrics consisted of 80% on growth, including operating EPS, PTPP income, and average total loan growth (excluding PPP), and 20% on credit quality. Specific to the growth metrics, the weightings were 30% for operating EPS, 20% for PTPP income, and 30% for average total loan growth (excluding PPP). The balance of the weightings consisted of 20% for the average quarter-end criticized loans ratio.

For 2022, target operating EPS was set at 10% higher than the actual 2021 adjusted EPS. Target PTPP income and average total loan growth for 2022 were set to be 17% and 12% higher, respectively, than 2021 results, which positioned the Company at the top quartile (ranked in the 83rd percentile and 81st percentile, respectively) against the same metrics as measured by analyst Consensus estimates and models for the Proxy peer group. For credit quality, target metric for average quarter-end criticized loans ratio was set to be equivalent to the average quarter- end ratio for 2021.

The 2022 financial metrics, measured against actual results, are summarized as follows:

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COMPENSATION DISCUSSION AND ANALYSIS

2022 Strategic Metrics and Results

In determining the 2022 Performance-Based Bonus payouts for the strategic component, the Compensation Committee evaluated management’s performance in three key strategic areas: Strategic Growth, Operational Excellence, and Leadership Development and Succession Planning.

We continued to deliver strong multi-year financial performance based on our strategic focus on commercial banking, bridge banking, omni-channel banking, and wealth management. To invest in our future, improve efficiency, and strengthen our risk management, we focused on product innovation, improved service levels, and continued to reinforce our credit culture. In 2022, we continued to deliver development programs and enabled leaders and top talent to build their knowledge, skills, and experience to become better leaders and effective team members in managing and driving growth of our business.

Strategic Growth

› Continued to optimize core industries across commercial loans. Maintained continuous growth of anchor industries and accelerated growth across emerging industries;

› Continued to generate cross border referrals across geographies to enable more clients to get access to our global capabilities and services; and

› Continued to incubate innovation and promote new growth opportunities.

Operational Excellence

› Continued to practice process improvement to enhance our operational processes’ service levels to meet customers’ increasing service expectations; and

› Rationalized our technology vendor spending to reallocate funding to more strategic technology investments.

Leadership Development and Succession Planning	› Continued to develop leaders at the most senior level and created talent programs to accelerate the development of top talent; and › Recruited new leaders in key positions.

At its March 2023 meeting, the Compensation Committee approved the achievement of the executive team’s efforts at 114% for the strategic component based on the weighting of 40% for strategic growth with 112% results, 30% for operational excellence with 126% results, and 30% for leadership development and succession planning with 103% results.

2022 Individual Metrics

2022 marked Mr. Ng’s 30th anniversary as CEO of the Company. Since the Company became publicly traded on the Nasdaq in 1999, its total assets grew 30 times, total loans grew 32 times, total deposits grew 37 times, and total earnings grew 40 times. The Board recognized that under Mr. Ng’s leadership, the Company successfully built upon its strong financial momentum from prior years and achieved record 2022 financial results. In 2022, the Company achieved record earnings of $7.92 per diluted share, up by 30% from the previous year, record net income of $1.1 billion, record revenue of $2.3 billion, record assets of $64.1 billion, record loans of $48.2 billion, and record deposits of $56.0 billion. In addition, the Company reported a return on average assets of 1.80%, return on average equity of 19.51%, and return on average tangible equity of 21.29% for 2022, as well as delivered three-year TSR of 44% compared to the Peer Group’s 10% and KRX’s 6%. Under Mr. Ng’s leadership, the Company continues to deploy its growth strategy in commercial and bridge banking, omni-channel banking, and wealth management, while improving operational excellence, and actively promoting leadership development and hiring talent.

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COMPENSATION DISCUSSION AND ANALYSIS

For the other NEOs, the Compensation Committee concluded as follows: (i) Ms. Oh maintained strong capital positions and implemented effective asset/liability management through a rising interest environment, which generated material net interest margin expansion, while protecting downside risk through the appropriate use of balance sheet hedging. Ms. Oh effectively demonstrated strong expense discipline while continuing to make strategic investments in infrastructure to streamline processes and improve efficiencies. Ms. Oh had been, and continues to be, engaged with women leadership initiatives, and was named one of American Banker’s list of 2022 Most Powerful Women to Watch; (ii) Mr. Krause continued to highlight and maintain our disciplined credit culture, and significantly improved asset quality in 2022 while supporting strong loan growth and promoting collaboration between the credit team and frontline business units; he also continued to develop the management information system for earlier identification of weaknesses in loans and portfolios, while maintaining strong compliance programs across the Company; (iii) Mr. Shi led corporate development strategy, and oversaw day-to- day operations across the Company; he continued to enhance the Company’s cybersecurity programs and controls monitoring systems through business innovation and new technologies; and (iv) Mr. Teo implemented leadership development and succession planning programs across the Company, while continuing to deliver development and training programs to our employees.

2022 Performance-Based Bonus for NEOs

After taking into account the Company’s financial and strategic performance, the Compensation Committee determined that the NEOs had a payout of 170% for the corporate component, which consisted of a 194% payout for the financial metrics (70% weighting) and a 114% payout for the strategic metrics (30% weighting). Payouts for the individual component (excluding the CEO) ranged from 89% to 137%. Overall payouts (excluding the CEO) ranged from 114% to 158%.

For 2022, each NEO was awarded the performance-based bonus amounts set forth in the table below. In addition, Mr. Krause received a one-time bonus of $100,000 for assuming additional responsibilities and strengthening the corporate risk management function, and Mr. Teo received a one-time bonus of $120,000 for continuous recruitment of senior executives and top talent and managing and supporting leadership and Board transitions.

		Target Weightings			2022 Payout (as a % of Target)
		Corporate Performance			Corporate Performance
Executive	Target Bonus as % Salary	Financial	Strategic	Individual	Financial	Strategic	Individual	Total Payout
Dominic Ng	145%	70%	30%	-	194%	114%	-	170%
Irene H. Oh	100%	45%	20%	35%	194%	114%	116%	151%
Douglas P. Krause	100%	45%	20%	35%	194%	114%	137%	158%
Parker L. Shi	100%	45%	20%	35%	194%	114%	112%	150%
Gary Teo	60%	21%	9%	70%	194%	114%	89%	114%

48	EAST WEST BANCORP 2023 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Long-Term Incentive Awards

Long-term incentive (“LTI”) awards are compensation awards designed to align the compensation of our executive officers to stockholder returns. These awards are generally granted as stock in the first quarter of each year, allowing the Compensation Committee adequate time to evaluate prior year performance. When determining the annual LTI awards for our executive officers, the Compensation Committee believes it is important to take into account not only the grant date values included in the “Summary Compensation Table,” but also to consider the effect of the year-end value of our stock on those awards over time. The timing of the grants generally follows the filing of the Company’s annual report on Form 10-K and occurs before the start of the Company’s “blackout period,” during which insiders may not engage in Company stock transactions. LTI awards issued in 2022 were granted under the Company’s 2021 Stock Incentive Plan, as amended (the “2021 Stock Incentive Plan”), which is the Company’s current omnibus stockholder-approved plan for equity awards to employees.

One hundred percent of the value of LTI awards granted to our NEOs is made through performance-based restricted stock units (“PSUs”). Awards are subject to three one-year performance periods (for example, January 1, 2022, through December 31, 2022; January 1, 2023, through December 31, 2023; and January 1, 2024, through December 31, 2024, for awards granted in 2022), and are payable at the end of the three-year period. Each year, an NEO is eligible to earn a “target” number of PSUs equal to one third of the total PSUs granted based on actual performance. As described below, the actual number of PSUs earned may be higher or lower than the target amount depending on the Company’s financial performance that year relative to the Long-Term Performance Peer Group, which was defined as the banks in the KRX for 2022 and the KBW Nasdaq Bank Index (“BKX”) for 2023 and 2024. The Company was added to the BKX and removed from the KRX on September 19, 2022. The actual number of PSUs earned in a year can range from 0% to 200% of the target PSUs. The Compensation Committee believes this practice further aligns our compensation program with industry best practices for LTI awards and reflects an appropriate balance between financial reward and long-term performance.

Metric	Weighting	Threshold (50% payout)	Target (100% payout)	Maximum (200% payout)
ROA	37.5%	30th percentile	50th percentile	>= 80th percentile
ROE	37.5%	30th percentile	50th percentile	>= 80th percentile
TSR	25%	30th percentile	50th percentile	>= 80th percentile

In determining the amount of equity awards granted to each NEO, the Compensation Committee considers its overall long-term incentive guidelines for all NEOs, while taking into account the competitive market for executive talent, and the benefits of incentive compensation tied to performance of the Company’s common stock. As described above, the Compensation Committee also considers the Company’s financial performance relative to the Long-Term Performance Peer Group in determining the actual number of PSUs awarded in a particular year. In 2021, the Company’s ROA and ROE of 1.47% and 15.70% respectively, were above the 2021 median ROA and ROE of 1.28% and 10.58% respectively, for the Long-term Performance Peer Group, and ranked 77.5th percentile and 92nd percentile relative to the Long-term Performance Peer Group. The Company’s TSR in 2021 ranked 96th percentile relative to the Long-term Performance Peer Group. Taking into account the various factors above, the Compensation Committee approved the 2022 LTI awards for each NEO, which are summarized in the table below. The Company calculates the aggregate grant date fair value of awards as of the date of grant in accordance with the same standard it applies for financial accounting purposes. In 2022, Mr. Teo received a grant of 4,529 RSUs as an annual grant. In addition to their annual PSUs or RSUs, NEOs were each granted an award of 23 RSUs on February 1, 2022, as part of the Spirit of Ownership Program1.

1.	The Spirit of Ownership Program applies to all employees of the Company and was launched in 1998 with the premise that each employee is a shareholder, with a vested stake in the Company’s long-term success, growth, and profitability.

49	EAST WEST BANCORP 2023 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

NEO	2022 Target PSUs	2022 RSUs
Dominic Ng	58,230	23
Irene H. Oh	10,999	23
Douglas P. Krause	9,750	23
Parker L. Shi	9,058	23
Gary Teo	0	4,552

PSU Payouts

The PSUs awarded in 2020 had three one-year performance periods, with the last performance period ending on December 31, 2022. Based on the Company’s performance for ROA (37.5% weighting), ROE (37.5% weighting), and TSR (25% weighting) relative to the Long-Term Performance Peer Group, the Compensation Committee determined that the PSUs paid out at 199.4% of target for 2020, resulting from the 94th percentile rank for TSR, 79.5th percentile rank for ROA, and 92nd percentile rank for ROE; 196.9% of target for 2021 resulting from the 96th percentile rank for TSR, 77.5th percentile rank for ROA, and 92nd percentile rank for ROE; and 150.0% of target for 2022 resulting from the 22nd percentile rank for TSR, 98th percentile rank for ROA, and 98th percentile rank for ROE. Please refer to the Option Exercises and Stock Vested table on page 56 for the number of shares each NEO earned. Mr. Shi joined the Company in 2021 and did not participate in the 2020-2022 PSU program.

The PSUs awarded in 2021 have three one-year performance periods. The first two performance periods ended on December 31, 2021, and December 31, 2022, respectively. Based on the Company’s performance for ROA (37.5% weighting), ROE (37.5% weighting), and TSR (25% weighting) relative to the Long-Term Performance Peer Group, the Compensation Committee determined that the PSUs were earned at 196.9% of target in 2021 resulting from the 96th percentile rank for TSR, 77.5th percentile rank for ROA, and 92nd percentile rank for ROE; and 150.0% of target in 2022 resulting from the 22nd percentile rank for TSR, 98th percentile rank for ROA, and 98th percentile rank for ROE. The last performance period ends on December 31, 2023. Earned shares will not be payable until the end of the third year.

The PSUs awarded in 2022 have three one-year performance periods. The first performance period ended on December 31, 2022. Based on the Company’s performance for ROA (37.5% weighting), ROE (37.5% weighting), and TSR (25% weighting) relative to the Long-Term Performance Peer Group, the Compensation Committee determined that the PSUs were earned at 150.0% of target in 2022 resulting from the 22nd percentile rank for TSR, 98th percentile rank for ROA, and 98th percentile rank for ROE. The second and last performance periods end on December 31, 2023, and December 31, 2024, respectively.

Retirement Programs and Perquisites

Our NEOs receive the same customary benefits as all other employees, including medical, dental, life, disability, vacation cash-out, and a 401(k) Plan, which includes company matching contributions. The NEOs are eligible to participate in the same plans and to the same extent as most other salaried employees. Employees are allowed to cash out their earned vacation once a year if they meet both vacation usage and time away from work requirements set by the Company. The Company maintains a non-qualified deferred compensation plan (“Deferred Compensation Plan”) to help attract and retain executives and key employees. Our Deferred Compensation Plan provides NEOs and other key employees the opportunity to defer a specified percentage of their annual base salary and/or their bonus under the annual cash bonus plan (in each case, up to 80%). In 2022, Messrs. Ng and Shi, participated in the Deferred Compensation Plan. The deferred amounts are credited to a participant’s account and are immediately vested. Amounts in a participant’s account are then hypothetically or “notionally” invested

50	EAST WEST BANCORP 2023 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

in one or more investment funds selected by such participant, with gains or losses adjusted based on the rate of return on the assets in each notional investment fund. The available investment funds used to track such notional investment returns are substantially the same as those offered under our 401(k) Plan. Returns on participant contributions are not guaranteed. The Company has the discretion to make contributions to the Deferred Compensation Plan on behalf of its participants. In 2022, the Company did not make any such contributions to the Deferred Compensation Plan.

In general, the NEOs do not have different or greater benefits than other employees, except for financial planning services and the use of a Company-owned car for the CEO. The financial planning services are intended to help ensure compliance by the CEO with all applicable tax and regulatory requirements. For certain executives, the use of a company car is permitted in recognition of their extensive business-related travel.

The Compensation Committee reviews the perquisites provided to the NEOs annually as part of their overall review of executive compensation. Based on a review of competitive pay data provided by its external independent compensation consultant, the Compensation Committee determined that the perquisites provided in 2022 are within an appropriate range of competitive compensation practices relative to our Peer Group. Details about the NEOs perquisites, including the cost to the Company, are shown in the “Summary Compensation Table” under the “All Other Compensation” column on page 53 together with the accompanying footnotes.

Other Compensation Policies and Information

In addition to adhering to the processes described in the preceding sections, the Compensation Committee maintains a strong corporate governance culture with respect to executive compensation. Over the years, it has adopted policies, including those described below, to further align executive compensation with performance and what the Company believes is in the best interest of the stockholders.

STOCK OWNERSHIP GUIDELINES

The Company maintains the following stock ownership and holding guidelines for our NEOs, and they are reviewed periodically by the Nominating/Corporate Governance Committee.

CEO	› 6x annual base salary

NEOs (other than CEO)	› 1x annual base salary

NEOs have additional holding requirements for stock acquired as part of their compensation. NEOs shall hold until retirement at least 51% of any stock acquired upon the exercise of stock options (net of taxes and net of the grant price paid) and at least 51% of any stock received upon vesting (net of taxes) of restricted stock or RSUs.

The Nominating/Corporate Governance Committee reviews compliance with the guidelines annually, and all NEOs met the stock ownership and holding guidelines for 2022.

CLAWBACKS FOR ANY RESTATEMENT; EXECUTIVE COMPENSATION RECOVERY POLICY

The Company has adopted an Executive Compensation Recovery Policy for our NEOs, which was approved by the Compensation Committee in 2012. Under this policy, all annual performance-based bonus payments and annual LTI awards that are based upon the Company’s financial performance may be subject to clawback in the event of a restatement of the Company’s financial statements. The clawback will be required without regard for the reason of the restatement, and the affected officers will be required to repay the Company the amount of any incentive payment or incentive award received in excess of what would have been paid based on the restated numbers.

51	EAST WEST BANCORP 2023 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

TRADING RESTRICTIONS; NO HEDGING OR PLEDGING OF COMMON STOCK

As provided in the Company’s Insider Trading Policy, it is against Company policy for any employee, including any executive officer, to engage in speculative transactions in Company securities, which include but are not limited to trades in puts or calls in Company securities or selling Company securities short. In addition, under our Insider Trading Policy, it is against Company policy for NEOs to pledge shares of common stock in the Company for any purpose.

NO TAX GROSS UPS

We do not provide for any tax gross ups of excise or other taxes on severance payments or in connection with a change in control.

COMPENSATION PROGRAM RISK ANALYSIS

The Compensation Committee reviews the Company’s compensation policies and practices for our NEOs and other employees. The Compensation Committee has determined that our incentive compensation programs are not reasonably likely to have a material adverse effect on the Company. To conduct this review, the Company annually completes an inventory of its incentive compensation plans and policies. This evaluation covers a wide range of practices and policies including: the balanced mix between pay elements; short-term and long- term programs; caps on incentive payouts; governance controls in place to establish, review and approve goals; use of multiple performance measures; Compensation Committee discretion on individual awards; use of Stock Ownership Guidelines; use and provisions in severance/change of control policies; use of the Executive Compensation Recovery Policy, and Compensation Committee oversight of compensation programs.

The Compensation Committee, along with the independent compensation consultant, determined that the Company’s compensation programs do not create risks that are reasonably likely to have a material adverse effect on the Company.

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the disclosures contained in the Compensation Discussion and Analysis. Based upon this review and our discussions, the East West Bancorp, Inc. Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and be incorporated by reference in its Annual Report on Form 10-K for the year ended December 31, 2022.

52	EAST WEST BANCORP 2023 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Summary Compensation Table

The NEOs only receive compensation for services as executive officers and employees of the Bank, and no separate compensation is paid for their services to the Company. The table below and the accompanying footnotes summarize the 2022, 2021, and 2020 compensation for the NEOs.

Name and Principal Position	Year	Salary ($)	Bonus ($)[4]	Stock Awards ($)[1]	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)[2]	All Other Compensation ($)[3]	Total ($)
Dominic Ng Chairman and Chief Executive Officer	2022	$1,275,000	-	$4,538,539	-	$3,142,875	$119,994	$9,076,408
	2021	1,275,000	-	5,065,596	-	2,181,270	127,306	8,649,172
	2020	1,275,000	-	4,487,082	-	1,034,025	137,668	6,933,775
Irene H. Oh Executive Vice President and Chief Financial Officer	2022	$673,319	-	$858,902	-	$1,024,744	$40,778	$2,597,743
	2021	649,358	-	801,528	-	677,818	15,555	2,144,259
	2020	635,524	-	749,529	-	414,324	22,012	1,821,389
Douglas P. Krause Vice Chairman and Chief Corporate Officer	2022	$582,792	$100,000	$758,090	-	$934,584	$50,118	$2,425,584
	2021	541,900	-	694,926	-	578,542	25,150	1,840,518
	2020	516,692	-	560,159	-	439,088	41,932	1,557,871
Parker L. Shi Executive Vice President and Chief Operating Officer	2022	$800,000	-	$707,684	-	$1,197,120	$43,615	$2,748,419
	2021	$400,769[5]	$150,000	1,300,071	-	519,520	392,367	2,762,727
	2020			-	-	-	-
Gary Teo Executive Vice President and Chief Human Resources Officer	2022	$398,296	$120,000	$352,001	-	$273,573	$29,969	$1,173,839
	2021	379,330	-	321,860	-	272,126	28,520	1,001,836
	2020	361,685	-	282,057	-	197,179	36,727	877,648

1.	Represents the aggregate grant date fair values of the RSUs and performance-based RSUs granted in 2022, 2021, and 2020 in accordance with FASB ASC Topic No. 718, Compensation—Stock Compensation. See the Company’s Annual Report on Form 10-K, Note 13 - Stock Compensation Plans to the Company’s Consolidated Financial Statements for the year ended December 31, 2022 on the Company’s accounting for share-based compensation plans. With the exception of Mr. Shi’s 2021 RSU awards, Mr. Teo’s 2020 and 2022 RSU awards, and the broad employee RSU grant, all other NEO equity awards are performance-based with payouts that depend on the probable outcome of the performance criteria and the price of the Company’s common stock on the award certification date. For the 2022 performance-based RSUs, assuming that the highest level of performance conditions will be achieved, the grant date fair value of the maximum awards for the NEOs would be as follows: for Mr. Ng, $7,911,539; for Ms. Oh, $1,494,402; for Mr. Krause, $1,318,590; for Mr. Shi, $1,230,684.

2.	Represents incentive compensation earned under our Performance-Based Bonus Plan in 2023, 2022, and 2021 related to years 2022, 2021, and 2020, respectively. Mr. Shi joined the Company in June 2021, and his 2021 payout amount was pro-rated based on the month of employment.

3.	Includes: for Mr. Ng, (i) financial planning and administrative services of $48,500, (ii) vacation cash-out of $53,942, (iii) Company contributions under its 401(k) Plan of $13,725 and (iv) auto usage of $3,827; for Ms. Oh, (i) vacation cash-out of $27,658 and (ii) Company contributions under its 401(k) Plan of $13,120; for Mr. Krause, (i) Company contributions under its 401(k) Plan of $13,725 and (ii) vacation cash-out of $36,393; for Mr. Shi, (i) Company contributions under its 401(k) Plan of $14,913, (ii) housing and moving allowance of $25,000,(iii) vacation cash-out of $3,077, and (iv) cell phone allowance of $625; for Mr. Teo, (i) Company contributions under its 401(k) Plan of $13,725 and (ii) vacation cash-out of $16,244. These amounts reflect the Company’s actual costs to provide the perquisites or other personal benefits to the NEOs.

4.	Includes: Mr. Shi’s sign-on bonus of $150,000 in 2021, Mr. Krause’s one-time bonus of $100,000 in 2022 for assuming additional responsibilities and strengthening the corporate risk management function and Mr. Teo’s one-time bonus of $120,000 in 2022 for continuous recruitment of senior executives and top talent and managing and supporting leadership transitions.

5.	Mr. Shi’s 2021 salary reflects the actual days employed by the Company.

53	EAST WEST BANCORP 2023 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

The table below summarizes all plan-based awards granted by the Compensation Committee to the NEOs in 2022.

Grants of Plan-Based Awards

Estimated Future Payouts Under Non-Equity Incentive Plan Awards[1]					Estimated Future Payouts Under Equity Incentive Plan Awards[2]
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of Shares of Stock or Units (#)[3]	Grant Date Fair Value of Stock Award ($)[4]
Dominic Ng	02/01/2022	-	-	-	-	-	-	23	2,000
	03/04/2022	924,375	1,848,750	3,697,500	29,115	58,230	116,460	-	4,536,539
Irene H. Oh	02/01/2022	-	-	-	-	-	-	23	2,000
	03/04/2022	338,713	677,427	1,354,854	5,500	10,999	21,998	-	856,902
Douglas P. Krause	02/01/2022	-	-	-	-	-	-	23	2,000
	03/04/2022	294,840	589,680	1,179,360	4,853	9,705	19,410	-	756,090
Parker L. Shi	02/01/2022							23	2,000
	03/04/2022	400,000	800,000	1,600,000	4,529	9,058	18,116	-	705,684
Gary Teo	02/01/2022	-	-	-	-	-	-	23	2,000
	03/04/2022	120,393	240,786	481,572	-	-	-	4,529	350,001

1.	These grants show the potential payment for our NEOs under our formula-based Performance-Based Bonus Plan. Additional information regarding the Performance- Based Bonus Plan is discussed in the section Compensation Discussion and Analysis – Elements of our Executive Compensation Program in this Proxy Statement. The actual payments the NEOs received are based upon the performance attained and are included in the Non-Equity Incentive Plan Compensation column in the “Summary Compensation Table” above.

2.	Represents performance-based RSUs that cliff vest on March 4, 2025, assuming that the employee remains employed through such date. Vesting is subject to meeting pre-established performance goals over multiple performance periods with the last performance period ending on December 31, 2024. Dividends are accrued and paid at the time of vesting. Actual payout may range from zero to the maximum number of performance-based RSUs. Awards will be paid out 100% in stock in a number of shares equal to the number of performance-based RSUs vested. The target units represent the target number of performance-based RSUs granted on the grant date, and the Company’s TSR, ROA and ROE performance at the 50th percentile compared to the performance of the banks comprising the KRX for 2022 and the KBW Nasdaq Bank Index (“BKX”) for 2023 and 2024, representing a payout of 100%. The Company was added to the BKX and removed from the KRX on September 19, 2022. Threshold units represent the Company’s TSR, ROA and ROE performance at the 30th percentile compared to the KRX for 2022 and the BKX for 2023 and 2024, resulting in a payout of 50% of the target number of performance-based RSUs. Maximum units represent the Company’s TSR, ROA and ROE performance at the 80th percentile and above compared to the banks comprising the KRX for 2022 and the BKX for 2023 and 2024, resulting in a payout of 200% of the target number of performance-based RSUs. The actual percentage payout would be linearly interpolated between the 30th percentile of the TSR, ROA and ROE performance (50% payout), the 50th percentile of the TSR, ROA and ROE performance (100% payout) and the 80th percentile of the TSR, ROA and ROE performance (200% payout). TSR is weighted at 25%, ROA and ROE are weighted equally at 37.5% each.

3.	Represents RSUs granted on February 1, 2022, as part of the all employee Spirit of Ownership Program for all NEOs and Mr. Teo’s RSUs granted on March 4, 2022. All RSUs cliff vest three years from the date of grant.

4.	The assumptions applied in determining the grant date fair value are the same as those set forth in footnote 1 to the “Summary Compensation Table” above.

The table below sets forth the outstanding equity awards held by the NEOs as of December 31, 2022. There were no outstanding option awards held by NEOs as of December 31, 2022. With the exception of (i) the RSUs granted on January 24, 2020, February 12, 2021, and February 1, 2022, as part of the all-employee Spirit of Ownership Program, (ii) Mr. Shi’s sign-on and additional RSUs granted in 2021 and (iii) Mr. Teo’s RSUs granted on March 4, 2020 and March 4, 2022, all of the outstanding equity awards are performance-based awards with payouts that depend on the outcome of the performance criteria and the price of the Company’s common stock on the award certification date. The performance-based awards have a term of three years and will vest based on the achievement of the applicable performance criteria.

54	EAST WEST BANCORP 2023 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Outstanding Equity Awards at Year-End

Stock Awards
Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)[1]	Market Value of Shares or Units of Stocks That Have Not Vested ($)[2]	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)[2]
Dominic Ng	1/24/2020	41[3]	2,702	-	-
	3/4/2020	205,256[4]	13,526,370	-	-
	2/12/2021	30[3]	1,977	-	-
	3/4/2021	75,381[5]	4,967,608	43,4635 7	2,864,212
	2/1/2022	23[3]	1,516	-	-
	3/4/2022	29,115[6]	1,918,679	77,6406 7	5,116,476
Irene H. Oh	1/24/2020	41[3]	2,702	-	-
	3/4/2020	34,210[4]	2,254,439	-	-
	2/12/2021	30[3]	1,977	-	-
	3/4/2021	11,902[5]	784,342	6,8635 7	452,272
	2/1/2022	23[3]	1,516	-	-
	3/4/2022	5,500[6]	362,450	14,6666 7	966,489
Douglas P. Krause	1/24/2020	41[3]	2,702	-	-
	3/4/2020	25,545[4]	1,683,416	-	-
	2/12/2021	30[3]	1,977	-	-
	3/4/2021	10,316[5]	679,824	5,948[5] [7]	391,973
	2/1/2022	23[3]	1,516	-	-
	3/4/2022	4,875[6]	321,263	13,0006 7	856,700
Parker L. Shi	6/14/2021	4,305[3]	283,700	-	-
	12/1/2021	13,237[3]	872,318	-	-
	2/1/2022	23[3]	1,516	-	-
	3/4/2022	4,529[6]	298,461	12,078[6] [7]	795,940
Gary Teo	1/24/2020	41[3]	2,702	-	-
	3/4/2020	7,015[3]	462,289	-	-
	2/12/2021	30[3]	1,977	-	-
	3/4/2021	4,761[5]	313,750	2,746[5] [7]	180,961
	2/1/2022	23[3]	1,516	-	-
	3/4/2022	4,529[3]	298,461	-	-

1.	Represents grants of performance-based RSUs. The vesting of the performance-based RSUs is subject to meeting the three-year service condition from the grant date and pre-established performance goals in each of the three years ending December 31 of the respective year. Dividends are accrued on the performance RSUs and paid at the time of vesting.

2.	The amounts shown represent the number of shares or units shown in the column immediately to the left multiplied by the closing price on December 31, 2022, of the Company’s common stock as reported on Nasdaq, which was $65.90.

3.	Reflects RSUs that will cliff vest three years from the date of grant, assuming that the employee remains employed through such date.

4.	This equity granted on March 4, 2020, cliff vested on March 4, 2023.

5.	This equity RSU granted on March 4, 2021, cliff vests on March 4, 2024, assuming that the employee remains employed through such date.

6.	This equity granted on March 4, 2022, cliff vests on March 4, 2025, assuming that the employee remains employed through such date.

7.	Reflects the maximum potential payout, but the actual number of shares ultimately paid out may vary from the amount shown on the table, with the possibility of payout, ranging from no payout to maximum payout depending on the outcome of the performance criteria.

55	EAST WEST BANCORP 2023 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

The following table summarizes, for the NEOs, the option exercises and stock awards vested during 2022. The amounts reflected below show the number of shares acquired at the time of exercise or vesting, as applicable. The amounts reported as value realized are shown on a before-tax basis.

Option Exercises and Stock Vested

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)[1]
Dominic Ng	-	-	169,921	13,131,914
Irene H. Oh	-	-	27,385	2,116,732
Douglas P. Krause	-	-	20,549	1,588,446
Parker L. Shi	-	-	-	-
Gary Teo	-	-	5,671	438,674

1.	The amount represents the number of shares vested multiplied by the closing price of the Company’s common stock on the Nasdaq on the vesting date. It excludes any reduction in value associated with the cancellation of shares for tax withholding purposes.

The following table summarizes information about NEO participation in our nonqualified Deferred Compensation Plan, which is described on page 50 above, in the “Retirement Programs and Perquisites” section. In 2022, Mr. Ng and Mr. Shi participated and made contributions to the Deferred Compensation Plan.

Nonqualified Deferred Compensation Table

Nonqualified Deferred Compensation in 2022
Name	Executive Contributions in 2022 ($)[1]	Registrant Contributions in 2022 ($)	Aggregate Earnings in 2022($)[2]	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance on December 31, 2022 ($)
Dominic Ng	637,500	-	(21,596)	-	615,904
Irene H. Oh	-	-	-	-	-
Douglas P. Krause	-	-	-	-	-
Parker L. Shi	642,769	-	(81,467)	-	659,712
Gary Teo	-	-	-	-	-

1.	The amounts included in this column are included in the Summary Compensation Table for 2022 as “Salary.”

2.	Reflects hypothetical or “notional” gains on account balances based on the NEO’s selected investments.

56	EAST WEST BANCORP 2023 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Retirement Plans

We have two retirement plans. Our 401(k) Plan is a qualified retirement plan under the Internal Revenue Code of 1986, as amended (the “Code”), and is open to all employees of the Company and its subsidiaries with at least three months of service.

We also have a Supplemental Executive Retirement Plan (“SERP”)which was established in 2001 in order to provide supplemental retirement benefits to certain employees whose contributions to the 401(k) Plan are limited under applicable Internal Revenue Service regulations. The SERP was also intended as a retention incentive to ensure the continued employment of the officers participating in the plan. As of December 31, 2022, none of our NEOs were participants in the SERP.

As part of the life insurance contracts purchased when the SERP was established, beneficiaries of the SERP participants would be entitled to a death benefit. Although Mr. Ng and Mr. Krause are not currently participants in the SERP, each was at the time it was established in 2001 and death benefits for their beneficiaries remain in effect. As of December 31, 2022, Mr. Ng’s beneficiaries would be entitled to death benefits of $21,580,000 and Mr. Krause’s beneficiaries would be entitled to death benefits of $7,740,000 under the SERP.

Employment Agreements and Potential Payments upon
Termination or Change in Control

The Bank, the Company’s principal subsidiary, has entered into employment agreements with the NEOs with the exception of Mr. Teo. This is intended to ensure that the Bank will be able to maintain a stable and competent management base.

Chief Executive Officer

The Bank entered into an employment agreement with its CEO, Mr. Ng, in June 1998 in connection with the sale of the Bank by its prior stockholders (the “Ng Employment Agreement”). The Ng Employment Agreement was reapproved by the Board and amended on March 1, 2023, to provide for a termination date of March 1, 2026. In addition to base salary and bonus to be determined annually, the employment agreement provides for, among other things, use of a Company car, participation in stock benefit plans and other fringe benefits applicable to executive personnel and four weeks paid vacation per year.

In the event the Bank chooses to terminate Mr. Ng’s employment for any reason other than for Cause (as defined in the Ng Employment Agreement), or in the event of Mr. Ng’s resignation from the Bank upon (i) failure to re- elect him to his current offices; (ii) a material change in functions, duties or responsibilities; (iii) a relocation of his principal place of employment by more than 25 miles; (iv) liquidation or dissolution of the Bank; (v) a breach of the employment agreement by the Bank; or (vi) his death or permanent disability, Mr. Ng, or, in the event of death, his beneficiary, would be entitled to receive an amount equal to the greater of (i) the remaining payments due to him and the contributions that would have been made on his behalf to any employee benefit plans of the Bank during the remaining term of the employment agreement or (ii) three times the base salary currently in effect plus three times the preceding year’s bonus payable in a lump sum.

Under the assumption that Mr. Ng’s employment with the Company was terminated on December 31, 2022, for any reason other than Cause, he would be entitled to receive severance payments totaling $13,350,052. Also, if Mr. Ng’s employment with the Company was terminated for any reason other than Cause, his outstanding and unvested stock options (if any), time-based and performance-based RSUs would become fully vested. If Mr. Ng’s employment with the Company was terminated on December 31, 2022, for any reason other than Cause, the market value of his RSUs, which would accelerate in vesting, was $24,409,195 based on the closing price of the Company’s common stock as of that date.

57	EAST WEST BANCORP 2023 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Chief Financial Officer

On December 21, 2016, the Bank entered into an Executive Employment Agreement with its Chief Financial Officer, Ms. Oh (the “Oh Employment Agreement”). The Oh Employment Agreement, effective as of December 21, 2016, had an initial term of two years and was subject to annual renewal thereafter as may be agreed by the Bank’s Board of Directors and Ms. Oh. The Oh Employment Agreement was reapproved by the Board and amended December 21, 2022, to provide for a termination date of December 21, 2023.

The Oh Employment Agreement provides that Ms. Oh will receive an annual base salary, subject to periodic review and increase, and will be eligible to participate in an annual performance-based bonus plan. However, any actual bonus for any given year will be determined and paid in accordance with the Bank’s annual bonus plan arrangements applicable to senior executives generally. Ms. Oh will also be eligible to receive annual stock grants as approved by the Board. In addition, Ms. Oh will be entitled to participate in all employee benefit plans and perquisite arrangements available to senior executives of the Bank and shall receive reimbursement of reasonable business expenses. Ms. Oh’s employment with the Bank may be terminated by the Bank with or without Cause (as defined in the Oh Employment Agreement), in the event of disability (as defined in the Oh Employment Agreement) or death.

The Bank may terminate Ms. Oh’s employment with the Bank at any time without Cause, for any reason or no reason at all, upon one month advance written notice. In addition, it shall be considered termination without Cause by the Bank if Ms. Oh terminates her employment due to: (i) relocation of her office more than 50 miles from its current location in Pasadena, California without her consent; (ii) any material breach by the Bank of her employment agreement or any other material agreement between her and the Bank which causes her material harm; or (iii) if, following a Change of Control, the successor does not assume all material obligations of the Bank to her. It shall also be considered termination without Cause if without Ms. Oh’s consent, (a) the Oh Employment Agreement is not, whether initially or with respect to any subsequent renewal period, renewed or approved by the Bank’s Board (other than in connection with a for Cause event), and (b) within one month following the end of the then-current employment term, Ms. Oh resigns from the Bank.

In the event of termination of Ms. Oh’s employment by the Bank without Cause, and contingent upon Ms. Oh’s execution and non-revocation of a general release of claims, the Bank shall pay to Ms. Oh the following: (i) a single lump sum amount consisting of an amount equal to two times of Ms. Oh’s then annual base salary and an amount equal to the annual cash bonus payout last received by Ms. Oh; and (ii) any annual bonus earned but unpaid with respect to a performance year ending on or preceding the date of termination. Under the assumption that Ms. Oh’s employment with the Company was terminated on December 31, 2022, for any reason other than Cause, she would be entitled to receive severance payments totaling $2,379,598.

In addition, any equity awards would continue to vest according to the grant date schedules, provided that performance RSUs will be settled based on performance unit goal achievement, except that if such termination of employment occurs within two years after a Change of Control (as defined in the Oh Employment Agreement), any performance RSUs will be settled as follows: (i) any RSUs for which the performance period has lapsed will continue to vest based on performance unit goal achievement, and (ii) any RSUs for which the performance period has not lapsed will be converted into time-based units based on the target performance level. The outstanding equity awards held by Ms. Oh as of December 31, 2022, are disclosed in the table on page 55 under “Outstanding Equity Awards at Year-End.”

In the event of a termination of Ms. Oh’s employment as the result of her death or due to disability, Ms. Oh or her beneficiary will be entitled to receive (i) the Accrued Obligations (as defined in the Oh Employment Agreement) and (ii) any annual bonus earned but unpaid with respect to a performance year ending on or preceding the date of termination. The Oh Employment Agreement also provides that if Ms. Oh’s employment terminates as a result of death or disability, all unvested RSUs that have been granted prior to the date of death or disability shall immediately vest. The market value on December 31, 2022, of her RSUs which would have accelerated in vesting as a result of her death or disability would have been $4,116,806.

58	EAST WEST BANCORP 2023 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Vice Chairman and Chief Corporate Officer

The Bank entered into an employment agreement with its Vice Chairman and Chief Corporate Officer, Mr. Krause, in 1999 (the “Krause Employment Agreement”). The Krause Employment Agreement was reapproved by the Board and amended on March 1, 2023, to provide for a termination date of March 1, 2026. In addition to base salary and bonus to be determined annually, the Krause Employment Agreement provides for, among other things, participation in stock benefit plans and other fringe benefits applicable to executive personnel and four weeks paid vacation per year.

In the event the Bank chooses to terminate Mr. Krause’s employment for any reason other than for Cause (as defined in the Krause Employment Agreement), or in the event of Mr. Krause’s resignation from the Bank upon (i) a material change in functions, duties or responsibilities; (ii) a relocation of the principal place of his employment by more than 25 miles; (iii) liquidation or dissolution of the Bank; (iv) a breach of the employment agreement by the Bank; or (v) his death or permanent disability, Mr. Krause, or, in the event of death, his beneficiary, would be entitled to receive an amount equal to the greater of (i) the remaining payments due to him and the contributions that would have been made on his behalf to any employee benefit plans of the Bank during the remaining term of the employment agreement; or (ii) three times the base salary currently in effect plus three times the preceding year’s bonus payable in a lump sum.

Under the assumption that Mr. Krause’s employment with the Company was terminated on December 31, 2022, for any reason other than Cause (as defined in the Krause Employment Agreement), he would be entitled to receive severance payments totaling $4,961,054 payable in a lump sum. Also, if Mr. Krause’s employment with the Company was terminated for any reason other than Cause, all unvested RSUs would become fully vested. If Mr. Krause’s employment with the Company was terminated on December 31, 2022, for any reason other than Cause, the market value of his RSUs, which would have accelerated in vesting, was $3,315,034.

There is no employment contract with Mr. Krause that provides for any payments, early vesting of any stock options or any RSUs upon a change of control.

Chief Operating Officer

The Bank entered into an employment agreement with its Chief Operating Officer, Mr. Shi, on December 1, 2021 (the “Shi Employment Agreement”) with an initial term of two years and is subject to annual renewal thereafter as may be agreed by the Bank’s Board of Directors and Mr. Shi.

The Shi Employment Agreement provides that Mr. Shi will receive an annual base salary, subject to periodic review and increase, and will be eligible to participate in an annual performance-based bonus plan. However, any actual bonus for any given year will be determined and paid in accordance with the Bank’s annual bonus plan arrangements applicable to senior executives generally. Mr. Shi will also be eligible to receive annual stock grants as approved by the Board. In addition, Mr. Shi will be entitled to participate in all employee benefit plans and perquisite arrangements available to senior executives of the Bank and shall receive reimbursement of reasonable business expenses. Mr. Shi’s employment with the Bank may be terminated by the Bank with or without Cause (as defined in the Shi Employment Agreement), in the event of disability (as defined in the Shi Employment Agreement) or death.

The Bank may terminate Mr. Shi’s employment with the Bank at any time without Cause, for any reason or no reason at all, upon thirty days’ advance written notice.

In the event of termination of Mr. Shi’s employment by the Bank without Cause, and contingent upon Mr. Shi’s execution and non-revocation of a general release of claims, the Bank shall pay to Mr. Shi the following: (i) a single lump sum amount consisting of an amount equal to two times of Mr. Shi’s then annual base salary and a lump sum bonus equal to 100% of Mr. Shi’s then annual base salary; if Mr. Shi is terminated without Cause during the term of his current contract, he would receive severance payments totaling $2,400,000.

59	EAST WEST BANCORP 2023 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

In addition, as part of his severance, any equity awards would continue to vest according to the grant date schedules, provided that performance RSUs would be settled based on performance unit goal achievement, except that if such termination of employment occurs within two years after a Change of Control (as defined in the Shi Employment Agreement), any performance RSUs would be settled as follows: (i) any RSUs for which the performance period has lapsed would continue to vest based on performance unit goal achievement, and (ii) any RSUs for which the performance period has not lapsed will be converted into time-based units based on the target performance level. The outstanding equity awards held by Mr. Shi as of December 31, 2022, are disclosed in the table on page 55 under “Outstanding Equity Awards at Year-End.”

In the event of a termination of Mr. Shi’s employment as the result of his death or due to disability, Mr. Shi or his beneficiary will be entitled to receive the Accrued Obligations (as defined in the Shi Employment Agreement). The Shi Employment Agreement also provides that if Mr. Shi’s employment terminates as a result of death or disability, all unvested RSUs that have been granted prior to the date of death or disability shall immediately vest. The market value on December 31, 2022, of his RSUs which would have accelerated in vesting as a result of his death or disability is $1,853,965.

CEO to Median Employee Pay Ratio

We are providing the following information about the relationship of the total annual compensation of our median employee and the total annual compensation of Mr. Ng, our Chairman and CEO.

For the year ended December 31, 2022, the annual total compensation of our CEO was $9,076,408 as shown in the “Summary Compensation Table.” The annual total compensation of our median employee for 2022, excluding the CEO, was $109,718, resulting in a ratio of 83 to 1, which is a reasonable estimate calculated in a manner consistent with the applicable rules.

In determining the median employee, we identified and included all U.S.-based employees of East West Bank, other than the CEO, who were employed with us as of December 31, 2022. Further, we also included all employees of East West Bank outside of the U.S., who are based in Hong Kong and were employed with us as of December 31, 2022. The U.S. and Hong Kong-based employees represented 96% of our 3,100 total employees, excluding employees on leave of absence as of December 31, 2022. We excluded employees of East West Bank (China) Limited, our wholly owned subsidiary in China, and other employees based in China, totaling 138 or 4% of our total employees. As of December 31, 2022, the Company had 2,872 U.S.-based employees and 228 non-U.S. employees.

Our definition of “total compensation,” for purposes of determining our median employee, includes total cash compensation paid during 2022 (excluding 401(k) deferrals and overtime wages) and the grant date fair value of RSUs (or RSU equivalents) awarded in 2022. We did not annualize the compensation for any employees that were not employed by us for all of 2022, or make any full-time equivalent adjustments for part-time employees. For our non-U.S. employees who were included in this calculation, we used the foreign exchange rates applicable as of December 31, 2022, in order to convert their total compensation into U.S. dollars. After determining our median employee, we then calculated such employee’s annual total compensation, in a manner consistent with the requirements of Item 402(u), for purposes of calculating the ratio presented above.

60	EAST WEST BANCORP 2023 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Pay Versus Performance

The following table sets forth information concerning the compensation of our CEO and other NEOs for each of the fiscal years ending December 31, 2022, 2021, and 2020, and our financial performance for each such fiscal year.

					Value of Initial $100 Investment Based on:
Year	Summary Compensation Table Total for CEO[1]	Compensation Actually Paid Total to CEO	Average Summary Compensation Table Total for Non-CEO NEOs[2]	Average Compensation Actually Paid to non-CEO NEOs	Total Shareholder Return	Peer Group Total Shareholder Return[6]	Net Income ($ in millions)	Return on Equity
2022[3]	$9,076,408	$6,591,588	$2,236,396	$2,110,635	$135	$106	$1,128	19.51%
2021[4]	$8,649,172	$27,525,426	$1,938,007	$3,294,597	$162	$117	$873	15.70%
2020[5]	$6,933,775	$13,751,400	$1,284,762	$1,961,790	$104	$88	$568	11.17%

1.	The CEO in 2022, 2021, and 2020 was Dominic Ng.
2.	The non-CEO NEOs were Irene H. Oh, Douglas P. Krause, Parker L. Shi, and Gary Teo in 2022, Irene H. Oh, Douglas P. Krause, Parker L. Shi, and Nick Huang in 2021, and Irene H. Oh, Douglas P. Krause, Andy Yen, Gary Teo, and Catherine Zhou in 2020.

3.	The LTI Plan for the 2022-2024 performance period has an estimated payout of 175%. The LTI Plan for the 2021-2023 performance period has an estimated payout of 174%. The LTI Plan for the 2020-2022 performance period paid out at 182%.
4.	The LTI Plan for the 2021-2023 performance period has an estimated payout of 175%. The LTI Plan for the 2020-2022 performance period has an estimated payout of 174%. The LTI Plan for the 2019-2021 performance period paid out at 182%.
5.	The LTI Plan for the 2020-2022 performance period has an estimated payout of 175%. The LTI Plan for the 2019-2021 performance period has an estimated payout of 175%. The LTI Plan for the 2018-2020 performance period paid out at 167%.
6.	The peer group used is the KBW Nasdaq Regional Banking Index (“KRX”).

The following table reconciles the total compensation shown in the Summary Compensation Table to the compensation actually paid to NEOs shown in the Pay Versus Performance Table above.

	CEO			Average of Non-CEO NEOs
Year	2022	2021	2020	2022	2021	2020
Summary Compensation Table Total	$9,076,408	$8,649,172	$6,933,775	$2,236,396	$1,938,007	$ 1,284,762
Less: Fair Value of Stock Awards Granted in Fiscal Year	(4,538,539)	(5,065,596)	(4,487,082)	(669,169)	(774,147)	(474,638)
Add: Fair Value of Stock Awards Granted in Fiscal Year - Value at Yearend	6,470,141	9,535,338	10,627,632	953,841	1,118,976	1,060,278
Change in Fair Value for Stock Awards Granted in Prior Years that were Unvested at the End of Fiscal Year	(4,846,683)	10,881,577	1,180,999	(463,118)	781,123	100,365
Change in Fair Value of Stock Awards Granted in Prior Years that Vesting during the Fiscal Year	(237,471)	2,894,477	(1,009,781)	(18,447)	193,214	(56,099)
Add: Dividends Paid on Unvested Shares Units for the Fiscal Year	667,731	630,458	505,857	71,132	37,423	47,041
Compensation Actually Paid	$6,591,588	$ 27,525,426	$13,751,400	$2,110,635	$3,294,597	$1,961,710

For the fiscal year ending December 31, 2022, the most important financial performance measures used to link compensation actually paid to our NEOs to Company are listed as follows.

Important Financial Performance Measurement

Return on Assets	Return on Equity	Total Shareholder Return

61	EAST WEST BANCORP 2023 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

The following graphs compare the compensation actually paid to our CEO and the average of compensation actually paid to our non-CEO NEOs with Total Shareholder Return, Net Income, and Return on Average Equity.

Compensation Actually Paid vs. TSR

Compensation Actually Paid vs. Net Income

Compensation Actually Paid vs. ROE

62	EAST WEST BANCORP 2023 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Proposal 3: Advisory Vote on Frequency of Stockholder
“Say-on-Pay”

PROPOSAL SNAPSHOT

What am I voting on?

Every six years, stockholders must decide whether advisory votes on executive compensation should be held every one, two or three years.

Voting recommendation:

FOR holding an advisory vote on executive compensation every “ONE” year.

Section 14A of the Securities Exchange Act requires us to submit a non-binding, advisory proposal to stockholders at least once every six years to determine whether advisory votes on executive compensation should be held every one, two or three years.

When voting on this proposal, you should indicate your preference as whether our executive compensation should be reviewed by stockholders every “one,” “two,” or “three” years. If you have no preference, you should “Abstain.” The option of one year, two years or three years, which receives the greatest number of votes present in person or by proxy and entitled to vote at the Annual Meeting, will be deemed to be the recommendation of the stockholders.

In 2017, our stockholders voted in accordance with the Board’s recommendation to review and approve executive compensation every year. Accordingly, for the past six years, we have held an advisory “say-on-pay” vote every year. The Board believes holding an advisory “say-on-pay” vote every year has worked well for us, as it has allowed the Board and the Compensation Committee the opportunity to evaluate individual compensation decisions each year in light of timely, ongoing feedback from stockholders. It is also consistent with our efforts to engage in an ongoing dialogue with stockholders about corporate governance and executive compensation. Upon careful consideration, the Board of Directors recommends that stockholders continue to hold an advisory vote on executive compensation every year.

As this is a non-binding, advisory vote, the result will not be binding on us. However, we value your opinion on this matter and will take the result of this non-binding, advisory vote into account when making a determination as to the frequency of future say-on-pay votes.

Proposal 4: Ratification of Auditors

PROPOSAL SNAPSHOT

What am I voting on?

Stockholders are being asked to ratify the appointment of KPMG LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2023. Although the Audit Committee has the sole authority to appoint the independent registered public accounting firm, as a matter of good corporate governance, the Board submits its selection of the independent registered public accounting firm to our stockholders for ratification. If the stockholders should not ratify the appointment of KPMG LLP, the Audit Committee will reconsider the appointment.

63	EAST WEST BANCORP 2023 PROXY STATEMENT

RATIFICATION OF AUDITORS

Voting recommendation:

FOR the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023.

KPMG LLP has been approved by the Audit Committee of the Company to be the independent registered public accounting firm of the Company for the 2023 year. The stockholders are being asked to ratify the selection of KPMG LLP. KPMG LLP has served as our independent registered public accounting firm since 2009. If the stockholders do not ratify such selection by the affirmative vote of a majority of the votes present and entitled to vote, the Audit Committee will reconsider its selection. Under applicable SEC regulations, the selection of the independent registered public accounting firm is solely the responsibility of the Audit Committee.

Representatives from the firm of KPMG LLP will be present at the Annual Meeting to respond to stockholders’ questions and will be given the opportunity to make a statement if they desire to do so.

Audit Fees, Audit Related Fees, Tax Fees and All Other Fees

The following is a description of the fees earned by KPMG LLP for services rendered to the Company for the years ended December 31, 2022 and December 31, 2021.

	2022	2021
Audit Fees[1]	$3,061,241	$2,692,124
Audit-Related Fees[2]	48,258	61,224
Tax Fees[3]	32,031	8,336
All Other Fees	-	-
	$3,141,530	$2,761,684

1.	Audit fees relate to the integrated audit of the Company’s consolidated financial statements, internal control over financial reporting, the review of the Company’s interim consolidated financial statements, and other audits provided in connection with regulatory filings provided by KPMG LLP. Audit fees also include the statutory audit for East West Bank (China) Limited provided by KPMG China.
2.	Audit-related fees consist of fees for certain professional services provided by KPMG Hong Kong in connection with the review of regulatory filings for East West Bank’s Hong Kong branch.
3.	Tax fees include tax compliance fees for East West Bank (China) Limited provided by KPMG China and tax consulting services by KPMG LLP.

Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Consistent with SEC rules regarding auditor independence, the Audit Committee is responsible for appointing, setting fees for and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility and in accordance with the Exchange Act, it is the policy of the Audit Committee to pre-approve all permissible services provided by our independent registered public accounting firm, except for minor audit-related engagements which in the aggregate do not exceed 5% of the total fees we pay to our independent registered public accounting firm during the year in which the services were provided. All of the services listed above for 2022 were approved by the Audit Committee prior to the service being rendered as described in the operating procedures below.

Each year, prior to engaging our independent registered public accounting firm, management submits to the Audit Committee for approval a list of services expected to be provided during that year within each of the three

64	EAST WEST BANCORP 2023 PROXY STATEMENT

RATIFICATION OF AUDITORS

categories of services described below, as well as related estimated fees, which are generally based on time and materials. Audit services include audit work performed on the financial statements, as well as work that generally only the independent registered public accounting firm can reasonably be expected to provide, including comfort letters and discussions surrounding the proper application of financial accounting and/or reporting standards.

Audit-related services include assurance and related services that are traditionally performed by the independent registered public accounting firm, including due diligence related to mergers and acquisitions, statutory audits, employee benefit plan audits and special procedures required to meet certain regulatory requirements.

Tax services include compliance and other non-advisory services performed by the independent registered public accounting firm when it is most efficient and effective to use such firm as the tax service provider.

As appropriate, the Audit Committee then pre-approves the services and the related estimated fees. The Audit Committee requires our independent registered public accounting firm and management to report actual fees versus the estimate periodically throughout the year by category of service. During the year, circumstances may arise when it becomes necessary to engage our independent registered public accounting firm for additional services not contemplated in the initial annual proposal. In those instances, the Audit Committee pre-approves the additional services and related fees before engaging our independent registered public accounting firm to provide the additional services.

Audit Committee Report

The Audit Committee operates pursuant to a written charter most recently adopted by the Company’s Board on March 28, 2023. The Company’s Audit Committee Charter is available through the Company’s website at www.eastwestbank.com/investors by clicking on Corporate Information — Committee Charting. The Audit Committee held six meetings during the year ended December 31, 2022. These meetings were attended by all members of the Audit Committee. The meetings of the Audit Committee are designed to facilitate and encourage communication among the Audit Committee, the Company, the Company’s internal audit function and the Company’s independent registered public accounting firm.

The Audit Committee recognizes the importance of maintaining the independence of the Company’s independent registered public accounting firm, both in fact and appearance. Each year, the Audit Committee evaluates the qualifications, performance and independence of the Company’s independent registered public accounting firm and determines whether to re-engage the current independent registered public accounting firm. In doing so, the Audit Committee considers the quality and efficiency of the services provided by the independent registered public accounting firm, and the independent registered public accounting firm’s capabilities, technical expertise and knowledge of the Company’s operations and industry.

Based on this evaluation, the Audit Committee has retained KPMG LLP as the Company’s independent registered public accounting firm for the year 2023. The members of the Audit Committee and the Board believe that, due to KPMG LLP’s knowledge of the Company and of the industries in which the Company operates, including significant matters in audit, it is in the best interests of the Company and its stockholders to continue retention of KPMG LLP to serve as the Company’s independent registered public accounting firm. Although the Audit Committee has the sole authority to appoint the independent registered public accounting firm, the Audit Committee will continue to recommend that the Board ask the stockholders, at the Annual Meeting, to ratify the appointment of the independent registered public accounting firm.

65	EAST WEST BANCORP 2023 PROXY STATEMENT

RATIFICATION OF AUDITORS

Management is responsible for the financial reporting process, the system of internal controls, including internal control over financial reporting, risk management and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. KPMG LLP, the Company’s independent registered public accounting firm, is responsible for the integrated audit of the consolidated financial statements and internal control over financial reporting. The Audit Committee’s responsibility is to monitor and oversee these processes and procedures. The members of the Audit Committee currently are not professionally engaged in the practice of accounting or auditing. The Audit Committee relies, without independent verification, on the information provided to it and on the representations made by management regarding the effectiveness of internal control over financial reporting, that the financial statements have been prepared with integrity and objectivity and that such financial statements have been prepared in conformity with accounting principles generally accepted in the U.S. The Audit Committee also relies on the opinions of the Company’s independent registered public accounting firm of the consolidated financial statements and the effectiveness of internal control over financial reporting.

In performing its function, the Audit Committee has among other tasks:

›	Reviewed and discussed the audited financial statements and the quarterly financial reports of the Company as of end of each quarter and for the year ended December 31, 2022 with management and with KPMG;
›

Discussed with KPMG the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC, as well as other matters including the scope of the audit, the Company’s significant accounting policies, new accounting pronouncements and the critical audit matter addressed during the audit; and

›	Met with KPMG with and without management to discuss the results of their examinations and their observations and recommendations regarding the quality and adequacy of the Company’s internal controls;
›

Received from KPMG written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and discussed, with KPMG, their independence; and

›	Reviewed and approved the amount of fees paid to KPMG for audit, audit-related and tax compliance and other services and concluded that the provision of services by them did not impair their independence.

Based on the foregoing review and discussions, and subject to the limitations on the Audit Committee’s role and responsibilities described above and in the Audit Committee charter, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2022 for filing with the SEC.

66	EAST WEST BANCORP 2023 PROXY STATEMENT

STOCK OWNERSHIP OF PRINCIPAL STOCKHOLDERS, DIRECTORS AND MANAGEMENT

Stock Ownership of Principal Stockholders, Directors,

and Management

The following table presents the beneficial ownership of the Company’s common stock as of March 31, 2023, by (i) each person or entity known to the Company to beneficially own more than 5% of the outstanding common stock (or have the right to acquire within 60 days), (ii) the directors and director nominees, (iii) Named Executive Officers, and (iv) all directors and executive officers, as a group:

Name and Address of Beneficial Owner	Common Stock Number of Shares Beneficially Owned	Percent of Class
The Vanguard Group[1] 100 Vanguard Boulevard Malvern, PA 19355	14,665,380	10.40%
BlackRock, Inc.[2] 55 East 52nd Street New York, NY 10055	13,021,208	9.2%
Capital International Investors[3] 333 South Hope Street, 55th Fl. Los Angeles, CA 90071	12,372,131	8.8%

Directors and Named Executive Officers[4]
Manuel P. Alvarez	2,695	*
Molly Campbell	13,193	*
Archana Deskus	8,193	*
Serge Dumont	2,006	*
Rudolph I. Estrada[5]	18,957	*
Paul H. Irving	36,568	*
Sabrina Kay	2,006	*
Douglas P. Krause	93,109	*
Jack C. Liu	17,136	*
Dominic Ng6	937,852	*
Irene H. Oh	127,215	*
Parker L. Shi	0	*
Lester M. Sussman	19,577	*
Gary Teo	11,405	*
All Directors and Executive Officers, as a group (14 persons)	1,289,912	*

*	Less than 1%.

1.	Represents shares of the Company’s common stock beneficially owned as of December 31, 2022, based on the Schedule 13G/A filed by The Vanguard Group on February 9, 2023. According to the Schedule 13G/A, Vanguard Group has shared voting power with respect to 53,673 shares, sole dispositive power with respect to 14,471,823 shares and shared dispositive power with respect to 193,557 shares of the Company’s common stock.

2.	Represents shares of the Company’s common stock beneficially owned as of December 31, 2022, based on the Schedule 13G/A filed by BlackRock, Inc. on January 24, 2021. According to the Schedule 13G/A, BlackRock, Inc. has sole voting power with respect to 12,587,808 shares and sole dispositive power with respect to 13,021,208 shares of the Company’s common stock.

3.	Represents shares of the Company’s common stock beneficially owned as of December 31, 2022, based on the Schedule 13G/A filed by Capital International Investors on February 13, 2023. According to the Schedule 13G/A, Capital International Investors has sole voting power with respect to 12,372,131 shares and sole dispositive power with respect to 12,372,131 shares of the Company’s common stock.

4.	Excludes time-based and performance-based restricted stock units (“RSUs”) that were not vested as of March 31, 2023. There were no time-based or performance-based RSUs that are expected to vest within 60 days from March 31, 2023.

5.	601 of these shares are held in three trusts, for the benefit of family members, for which Mr. Estrada has voting and investment power.

6.	53,000 of these shares are held in two trusts, for the benefit of family members, for which Mr. Ng has voting and investment power.

67	EAST WEST BANCORP 2023 PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Questions and Answers about the Annual Meeting and Voting

The information provided in the “question and answer” format below is for your convenience only and does not contain all of the information you should consider before voting. You should read this entire Proxy Statement carefully before voting.

Important notice regarding availability of proxy materials for the

Annual Meeting to be held on May 23, 2023

Pursuant to the SEC rules related to the availability of proxy materials, the Company has made its
Proxy Statement and Annual Report on Form 10-K available at www.envisionreports.com/EWBC.

When is the virtual Annual Meeting and what are the procedures for attending and participating virtually at the Annual Meeting?

DATE AND TIME Tuesday, May 23, 2023, at 2:00 p.m., Pacific Time	RECORD DATE March 31, 2023	PLACE Virtual Annual Meeting Link: www.meetnow.global/MKAYVNG

We are holding the Annal Meeting in a virtual-only meeting format.

If you are a registered stockholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the Annual Meeting virtually. Please follow the instructions on the notice or proxy card that you received. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting. To register to attend the Annual Meeting, you must submit proof of your proxy power (legal proxy) reflecting your East West Bancorp, Inc. holdings along with your name and email address to Computershare at legalproxy@computershare.com or by mail to P.O. Box 43001, Providence, RI 02940-3001. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on May 18, 2023.

If you choose to vote during the virtual Annual Meeting, you will need the 15-digit control number appearing on the Notice of Internet Availability or proxy card distributed to you.

If you want to vote shares that you hold in street name during the virtual Annual Meeting, a control number must be obtained in advance to vote during the meeting or to submit questions during the meeting. To obtain a control number, beneficial stockholders must submit proof of their legal proxy issued by their broker, bank, or other nominee that holds their shares by sending a copy of the legal proxy, along with their name and email address, to Computershare via email at legalproxy@computershare.com or by mail to P.O. Box 43001, Providence, RI 02940-3001.

Requests for a control number must be labeled as “Legal Proxy” and be received by Computershare no later than 5:00 p.m., Eastern Time, on May 18, 2023.

The Annual Meeting will include a question and answer session. Questions may be submitted during the Annual Meeting through the virtual meeting website, www.meetnow.global/MKAYVNG. If we receive substantially similar questions, we may group such questions together and provide a single response to avoid repetition and allow time for additional topics.

We encourage stockholders to log in to the virtual meeting website and access the webcast early, beginning approximately 15 minutes before the Annual Meeting’s 2:00 p.m. (Pacific Time) start time. If you experience technical difficulties, please contact the technical support telephone number posted on www.meetnow.global/MKAYVNG.

68	EAST WEST BANCORP 2023 PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Whether or not you choose to participate in the Annual Meeting, it is important that your shares be part of the voting process. In addition, even if you plan to attend the Annual Meeting, we encourage you to return your proxy card or provide your bank, broker or other institution with voting instructions, before the Annual Meeting in order to ensure that your shares are represented.

What matters am I voting on?

YOU WILL BE VOTING ON:

›	The election of ten directors to hold office until the 2024 annual meeting of stockholders or until their successors are duly elected and qualified;

›	A non-binding advisory vote to approve the compensation paid to our Named Executive Officers for 2022, as described in this Proxy Statement;

›	A non-binding advisory vote to approve the frequency of future advisory votes on executive compensation;

›	A proposal to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2023; and

›	Any other business that may properly come before the Annual Meeting.

How does the Board recommend I vote on these proposals?

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE:

›	FOR the election of the ten nominees as directors;

›	FOR the approval, on a non-binding, advisory basis, of the compensation paid to our Named Executive Officers for 2022;

›	FOR the approval, on a non-binding, advisory basis, of holding an advisory vote on executive compensation every “ONE” year; and

›	FOR the ratification of the appointment of KPMG LLP to serve as our independent registered public accounting firm for the year ending December 31, 2023.

Who is entitled to vote?

Holders of our common stock as of the close of business on the Record Date may vote at the Annual Meeting. As of the Record Date, we had 141,395,435 shares of common stock outstanding. In deciding all matters at the Annual Meeting, each stockholder will be entitled to one vote for each share of common stock held on the Record Date. We do not have cumulative voting rights for the election of directors.

›	Stockholders of Record. If your shares are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares, and this Proxy Statement was provided to you directly by us. As the stockholder of record, you have the right to delegate your voting directly to the individuals listed on the proxy card or to vote in person at the virtual Annual Meeting.

›	Beneficial Owner: Street Name Stockholders. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, or a street name stockholder, and this Proxy Statement was forwarded to you by your broker, bank or other nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares. Beneficial owners are also invited to attend the Annual Meeting. However, because beneficial owners are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you follow your broker’s, bank’s or other nominee’s procedures for obtaining a legal proxy giving you the right to vote your shares at the Annual Meeting.

69	EAST WEST BANCORP 2023 PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

How do I vote?

If you are a stockholder of record, you may:

›	Instruct the proxy holder or holders on how to vote your shares by using the internet voting site at www. envisionreports.com/EWBC or the toll-free telephone number 1-800-652-VOTE (8683), 24-hours a day, seven days a week, until 2:00 p.m. Pacific Time on May 23, 2023 (have your proxy card in hand when you visit the website or call);

›	Instruct the proxy holder or holders on how to vote your shares by completing and mailing your proxy card to the address indicated on your proxy card (if you received printed proxy materials), which must be received by the time of the Annual Meeting; or

›	Vote by ballot at the virtual Annual Meeting.

If you are a street name stockholder, you will receive instructions from your broker, bank or other nominee. The instructions from your broker, bank or other nominee will indicate the various methods by which you may vote, including whether internet or telephone voting is available.

›	Brokerage firms and other intermediaries holding shares in street name for their customers are generally required to vote those shares in the manner directed by their customers. A “Broker Non-Vote” occurs when the entity holding shares in street name has not received voting instructions from the beneficial owner and either chooses not to vote those shares on a routine matter at the stockholders meeting or is not permitted to vote those shares on a non-routine matter.

›	The only “routine” matter to be decided at the Annual Meeting is the proposal to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2023 (Proposal 4).

›	Absent timely direction from you, your broker will not have discretion to vote on the other matters submitted for a vote at the Annual Meeting, which are the election of directors and the non-binding advisory votes to approve our executive compensation for 2022 and on the frequency of future advisory votes on executive compensation, as they are “non-routine” matters.

›	A “Broker Non-Vote” does not have an effect on the outcome of any proposal. It is important, therefore, that you provide instructions to your broker, bank, trust company or other nominee so that your vote with respect to the proposals is counted.

Can I change or revoke my vote?

Yes. Subject to any rules that your broker, bank or other nominee may have, you can change your vote or revoke your proxy before the Annual Meeting.

If you are stockholder of record, you may change your vote by:

›	Entering a new vote via internet or telephone by 2:00 p.m. Pacific Time on May 23, 2023; or

›	Returning a later-dated proxy card which must be received by the time of the Annual Meeting; or

›	Completing a ballot in person via webcast at the virtual Annual Meeting.

If you are a stockholder of record, you may revoke your proxy by providing our Corporate Secretary with a written notice of revocation prior to your shares being voted at the Annual Meeting. The written notice of revocation may be hand delivered to the Company’s Corporate Secretary or mailed to and received by East West Bancorp at 135 N. Los Robles Ave., 7th Floor, Pasadena, California 91101, Attention: Corporate Secretary.

70	EAST WEST BANCORP 2023 PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

If you are a street name stockholder, you may change your vote by:

›	Submitting new voting instructions to your broker, bank or other nominee pursuant to instructions provided by your broker, bank or other nominee; or

›	Completing a ballot at the virtual Annual Meeting, provided you have obtained a legal proxy from your broker, bank or other nominee giving you the right to vote the shares.

If you are a street name stockholder, you must contact your broker, bank or other nominee that holds your shares to find out how to revoke your proxy.

What is the effect of giving a proxy?

The persons named in the proxy cards have been designated as proxy holders. When proxy cards are properly dated, executed and returned, the shares represented by those proxy cards will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of the Board as described above. If any matter not described in this Proxy Statement is properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have properly revoked your proxy.

What is a quorum?

A quorum is the minimum number of shares required to be present at the Annual Meeting for the meeting to be properly held under our Bylaws and Delaware law. The presence, in person or by proxy, of a majority of all issued and outstanding shares of common stock entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting.

Abstentions and Broker Non-Votes will be treated as shares present and entitled to vote for purposes of determining the presence of a quorum.

Assuming the presence of a quorum, how many votes are needed for approval of each proposal?

Proposal	Vote Required	Effect of “Abstain” Vote
Proposal 1 — Election of Directors	Each director nominee must be elected by a vote of the majority of the votes cast, which means that the number of votes cast “FOR” a nominee’s election exceeds the number of votes cast “AGAINST” that nominee	No effect
Proposal 2 — Advisory Vote to Approve Executive Compensation Proposal 4 — Ratification of Auditors	Each of Proposal 2 and Proposal 4 is approved if “FOR” votes are cast by the majority of the shares present, in person or by proxy, and entitled to vote on such proposal	Same effect as “AGAINST”
Proposal 3 – Advisory Vote on Frequency of Future Advisory Votes on Executive Compensation	The option of one year, two years or three years, which receives the greatest number of votes present in person or by proxy and entitled to vote at the Annual Meeting, will be deemed to be the recommendation of the stockholders	No effect

71	EAST WEST BANCORP 2023 PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

What happens if a director nominee does not receive a majority vote?

In an uncontested election, any director nominee who receives a greater number of “AGAINST” votes than votes “FOR” the nominee’s election shall immediately tender to the Board his or her offer to resign from the Board. The Board, after taking into consideration the recommendation of the Nominating/Corporate Governance Committee, will determine whether or not to accept the resignation of any nominee for director who receives a greater number of “AGAINST” votes than votes “FOR” the nominee’s election. In the event of a contested election, the director nominees who receive the largest number of votes cast “FOR” their election will be elected as directors.

How are proxies solicited for the Annual Meeting?
Who pays for the solicitation?

Proxies are solicited by and on behalf of the Board. All expenses associated with this solicitation will be borne by us. Although there is no formal agreement to do so, we may reimburse brokers, banks and other nominees for their reasonable expense in forwarding these proxy materials to their principals. Proxies will be solicited principally through the mail, however, our directors, officers and employees may also solicit proxies personally, by telephone or via the internet. Directors, officers and employees will not be paid any additional compensation for soliciting proxies. We have retained Georgeson LLC to assist in the distribution and solicitation of proxies. Georgeson LLC may solicit proxies by personal interview, telephone, fax, mail and email. We expect that the fee for these services will not exceed $12,000, plus reimbursement of customary out-of-pocket expenses.

Is my vote confidential?

Your vote will not be disclosed either within the Company or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.

I share an address with another stockholder, and we received multiple copies of the proxy materials. How can we obtain a single copy of the proxy materials?

Stockholders who share an address and receive multiple copies of our proxy materials can request to receive a single copy in the future. To receive a single copy of the proxy materials, stockholders may contact us at:

Stockholders who hold shares in street name may contact their broker, bank, or other nominee to request information about “householding” (providing one copy of this Proxy Statement for all stockholders residing at one address).

In some cases, stockholders who hold their shares in street name and who share the same surname and address may receive only one copy of the proxy materials. If you would like to have a separate copy of the proxy materials mailed to you or receive separate copies of future mailings, please submit your request to your broker, bank or other nominee. We will deliver such additional copies promptly upon receipt of such request.

72	EAST WEST BANCORP 2023 PROXY STATEMENT

OTHER INFORMATION

Where can I find the voting results of the Annual Meeting?

We will disclose voting results on a Current Report on Form 8-K to be filed with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to include them in the Form 8-K, we will file a Form 8-K to publish preliminary results and will provide the final results in an amendment to the Form 8-K after final results become available.

Other Information

PROPOSALS OF STOCKHOLDERS

Proposals of stockholders intended to be included in the proxy materials for the 2024 annual meeting of stockholders must be received by the Secretary of East West Bancorp, Inc. at 135 N. Los Robles Avenue, 7th Floor, Pasadena, California 91101 by December 12, 2023 (120 calendar days prior to the anniversary of this year’s April 10, 2023 mailing date).

Under Rule 14a-8 adopted by the SEC under the Exchange Act, proposals of stockholders must conform to certain requirements as to form and may be omitted from this Proxy Statement and proxy under certain circumstances. In order to avoid unnecessary expenditures of time and money by stockholders and by the Company, stockholders are urged to review this rule and, if questions arise, to consult legal counsel prior to submitting a proposal.

In addition, the Company’s Bylaws provide that for stockholder proposals and director nominations (other than under our proxy access bylaw) to be brought properly before an annual meeting by a stockholder, the notice must be made in writing, contain the information required by our Bylaws regarding the stockholder and the director nominee and be delivered to the Secretary of the Company at the Company’s principal executive offices. Notice must be provided not less than 90 calendar days or more than 120 calendar days prior to the anniversary of the previous year’s annual meeting. If the meeting will be held more than 30 calendar days before or 60 calendar days after the anniversary date of the prior year’s annual meeting, notice must be delivered no more than 120 calendar days prior to the annual meeting and not later than the later of the 90th calendar day prior to the annual meeting and the 10th calendar day following the date of the initial public announcement of the date of such meeting. Accordingly, a stockholder proposal or director nomination (other than under our proxy access bylaw) for our 2024 annual meeting of stockholders must be submitted no earlier than February 23, 2024 and no later than January 24, 2024. For director nominations using our proxy access bylaw, the notice must be made in writing and must be delivered to the Secretary of the Company at the principal executive offices of the Company not less than 120 calendar days or more than 150 calendar days prior to the anniversary of the mailing date of the prior year’s proxy statement regarding the nomination, the nominee and the person making the nomination, including proof of the required number of shares held by the stockholder or group. Accordingly, a proxy access nomination for our 2024 annual meeting of stockholders must be submitted no earlier than November 12, 2023 and no later than December 12, 2023. The Company’s Bylaws require the stockholder notice to set forth certain information as to the matter the stockholder proposes to bring before the annual meeting.

ANNUAL REPORT ON FORM 10-K

Our Annual Report and this Proxy Statement are posted on our website at www.eastwestbank.com and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our Annual Report and any exhibits thereto without charge by sending a written request to Investor Relations, East West Bancorp, Inc., 135 N. Los Robles Avenue, 7th Floor, Pasadena, California 91101. The Annual Report on Form 10-K will be mailed to all stockholders. The Annual Report on Form 10-K includes financial statements required to be filed with the SEC pursuant to the Exchange Act for the year ended December 31, 2022, and the report thereon of KPMG LLP, our independent registered public accounting firm.

73	EAST WEST BANCORP 2023 PROXY STATEMENT

East West Bancorp, Inc.

Online

Go to **www.envisionreports.com/EWBC** or scan the QR code — login details are located in the shaded bar below.

Stockholder Meeting Notice

Important Notice Regarding the Availability of Proxy Materials for the East West Bancorp, Inc. Stockholder Meeting to be Held on May 23, 2023

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to stockholders are available at:

www.envisionreports.com/EWBC

Easy Online Access — View your proxy materials and vote.

Step 1: Go to **www.envisionreports.com/EWBC**.
Step 2: Click on **Cast Your Vote or Request Materials**.
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selections as instructed on each screen for your delivery preferences.
Step 5: Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 10, 2023 to facilitate timely delivery.

2 N O T

03R6PB

Stockholder Meeting Notice

The 2023 Annual Meeting of Stockholders of East West Bancorp, Inc. will be held on Tuesday, May 23, 2023 at 2:00pm Pacific Time, virtually via the internet at www.meetnow.global/MKAYVNG.

Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations.

The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2, 4 and 1 YEAR on Proposal 3:

1. To elect ten directors to serve until the next annual meeting of stockholders and to serve until their successors are elected and qualified:
   01 - Manuel P. Alvarez
   02 - Molly Campbell
   03 - Archana Deskus
   04 - Serge Dumont
   05 - Rudolph I. Estrada
   06 - Paul H. Irving
   07 - Sabrina Kay
   08 - Jack C. Liu
   09 - Dominic Ng
   10 - Lester M. Sussman
2. To approve, on an advisory basis, our executive compensation for 2022.
3. To approve, on an advisory basis, the frequency of future advisory votes on executive compensation.
4. To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2023.
5. To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment of the Annual Meeting.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Here's how to order a copy of the proxy materials and select delivery preferences:

Current and future delivery requests can be submitted using the options below.

If you request an email copy, you will receive an email with a link to the current meeting materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.

- **Internet** – Go to **www.envisionreports.com/EWBC**. Click Cast Your Vote or Request Materials.
- **Phone** – Call us free of charge at 1-866-641-4276.
- **Email** – Send an email to investorvote@computershare.com with "Proxy Materials East West Bancorp, Inc." in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.

  To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by May 10, 2023.

East West Bancorp, Inc.

VOTE

Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Online
Go to **www.envisionreports.com/EWBC** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money!
Sign up for electronic delivery at
www.envisionreports.com/EWBC

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

2023 Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2, 4 and 1 YEAR on Proposal 3.

	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
01 - Manuel P. Alvarez	☐	☐	☐	02 - Molly Campbell	☐	☐	☐	03 - Archana Deskus	☐	☐	☐
04 - Serge Dumont	☐	☐	☐	05 - Rudolph I. Estrada	☐	☐	☐	06 - Paul H. Irving	☐	☐	☐
07 - Sabrina Kay	☐	☐	☐	08 - Jack C. Liu	☐	☐	☐	09 - Dominic Ng	☐	☐	☐
10 - Lester M. Sussman	☐	☐	☐								

	1 Year	2 Years	3 Years	Abstain
3. To approve, on an advisory basis, the frequency of future advisory votes on executive compensation.	☐	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. If the signer is a corporation, partnership or other entity, please sign full entity name by authorized officer, giving full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

1 U P X

03R6NB

The 2023 Annual Meeting of Stockholders of East West Bancorp, Inc. will be held on
Tuesday, May 23, 2023 at 2:00pm Pacific Time, virtually via the internet at www.meetnow.global/MKAYVNG.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

Small steps make an impact.

Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/EWBC

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

REVOCABLE PROXY - EAST WEST BANCORP, INC.

Annual Meeting of Stockholders – Tuesday, May 23, 2023

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned stockholder(s) of East West Bancorp, Inc. (the "Company") hereby nominates, constitutes and appoints Irene Oh and Lisa L. Kim, and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held virtually at 2:00 p.m., Pacific Time, on Tuesday, May 23, 2023, and any postponement or adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as follows and, in their discretion, to vote and act upon such other business as may properly come before the Meeting. The meeting will be held virtually via the internet at **www.meetnow.global/MKAYVNG**. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1 (ELECTION OF DIRECTORS); "FOR" PROPOSAL 2 (ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION); "FOR" PROPOSAL 4 (RATIFICATION OF AUDITORS) AND FOR "1 YEAR" ON PROPOSAL 3 (ADVISORY VOTE TO APPROVE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION). IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED BY THE PROXY HOLDERS IN THEIR DISCRETION IN ACCORDANCE WITH THE RECOMMENDATIONS OF A MAJORITY OF THE BOARD OF DIRECTORS.

THE UNDERSIGNED HEREBY RATIFIES AND CONFIRMS ALL THAT SAID ATTORNEYS AND PROXYHOLDERS, OR EITHER OF THEM, OR THEIR SUBSTITUTES, SHALL LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE HEREOF, AND HEREBY REVOKES ANY AND ALL PROXIES HERETOFORE GIVEN BY THE UNDERSIGNED TO VOTE AT THE MEETING. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING AND THE PROXY STATEMENT ACCOMPANYING SAID NOTICE.

(Continued and to be marked, dated and signed, on the other side)

C Non-Voting Items

Change of Address — Please print new address below.	**Comments** — Please print your comments below.

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

East West Bancorp, Inc.

VOTE

Using a **black ink** pen, mark your votes with an **X** as shown in this example.
Please do not write outside the designated areas.

2023 Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2, 4 and 1 YEAR on Proposal 3.

	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
01 - Manuel P. Alvarez	☐	☐	☐	02 - Molly Campbell	☐	☐	☐	03 - Archana Deskus	☐	☐	☐
04 - Serge Dumont	☐	☐	☐	05 - Rudolph I. Estrada	☐	☐	☐	06 - Paul H. Irving	☐	☐	☐
07 - Sabrina Kay	☐	☐	☐	08 - Jack C. Liu	☐	☐	☐	09 - Dominic Ng	☐	☐	☐
10 - Lester M. Sussman	☐	☐	☐								

	1 Year	2 Years	3 Years	Abstain
3. To approve, on an advisory basis, the frequency of future advisory votes on executive compensation.	☐	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. If the signer is a corporation, partnership or other entity, please sign full entity name by authorized officer, giving full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - B ON BOTH SIDES OF THIS CARD.

1 U P X

03R60B

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

REVOCABLE PROXY - EAST WEST BANCORP, INC.

Annual Meeting of Stockholders – Tuesday, May 23, 2023
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned stockholder(s) of East West Bancorp, Inc. (the "Company") hereby nominates, constitutes and appoints Irene Oh and Lisa L. Kim, and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held virtually at 2:00 p.m., Pacific Time, on Tuesday, May 23, 2023, and any postponement or adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as follows and, in their discretion, to vote and act upon such other business as may properly come before the Meeting. The meeting will be held virtually via the internet at **www.meetnow.global/MKAYVNG**. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1 (ELECTION OF DIRECTORS); "FOR" PROPOSAL 2 (ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION); "FOR" PROPOSAL 4 (RATIFICATION OF AUDITORS) AND FOR "1 YEAR" ON PROPOSAL 3 (ADVISORY VOTE TO APPROVE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION). IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED BY THE PROXY HOLDERS IN THEIR DISCRETION IN ACCORDANCE WITH THE RECOMMENDATIONS OF A MAJORITY OF THE BOARD OF DIRECTORS.

THE UNDERSIGNED HEREBY RATIFIES AND CONFIRMS ALL THAT SAID ATTORNEYS AND PROXYHOLDERS, OR EITHER OF THEM, OR THEIR SUBSTITUTES, SHALL LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE HEREOF, AND HEREBY REVOKES ANY AND ALL PROXIES HERETOFORE GIVEN BY THE UNDERSIGNED TO VOTE AT THE MEETING. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING AND THE PROXY STATEMENT ACCOMPANYING SAID NOTICE.

(Continued and to be marked, dated and signed, on the other side)